                               ANNUAL REPORT

                               =================================================
                               [HARBOR FUND LOGO]
                               =================================================

                               OCTOBER 31, 1996









                               -----------
                               HARBOR FUND

HARBOR FUND
ANNUAL REPORT OVERVIEW

     Harbor Fund completed its current fiscal year on October 31, 1996. Total annual return is shown below for each of the nine portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                                                    YEAR ENDED
   HARBOR FUNDS IN ORDER OF MARKET RISK                                                              10/31/96
   ------------------------------------                                                            ------------
   International Growth.........................................................................       27.86%
   Growth.......................................................................................       14.84%
   Capital Appreciation.........................................................................       13.22%
   International II.............................................................................        4.70%+
   International................................................................................       18.17%
   Value........................................................................................       23.08%
   Bond.........................................................................................        7.56%
   Short Duration...............................................................................        7.24%
   Money Market.................................................................................        5.08%

   COMMONLY USED MARKET INDICES
   ----------------------------
   Morgan Stanley Capital International Europe, Australia, and Far East
     (EAFE); international equity...............................................................       10.47%
   Standard & Poor's 500 (S&P 500); domestic equity.............................................       24.24%
   Lehman Brothers Aggregate (LB AGG); domestic bonds...........................................        5.85%
   One-Year Government Bonds (1-YR GVT).........................................................        5.93%
   90-Day U.S. Treasury Bills (T-Bills); domestic short-term....................................        5.31%

                                                                                                     30 YEARS
                                                                                                    1966-1995
   LONG-TERM HISTORIC RETURNS                                                                      ANNUAL RATES
   --------------------------                                                                      ------------
   EAFE.........................................................................................       12.39%
   S&P 500......................................................................................       10.68%
   Domestic Bonds (intermediate and long)(1)....................................................        8.24%
   1-YR GVT(2)..................................................................................        7.85%
   T-Bills......................................................................................        6.72%
   Consumer Price Index.........................................................................        5.39%

                                                                                                           LIPPER
   HARBOR FUND EXPENSE RATIOS                         1993         1994         1995         1996         MEDIAN**
   --------------------------                         ----         ----         ----         ----         --------
   International Growth............................    NA          1.32%*       1.21%*       1.10%          1.19%
   Growth..........................................   0.90%        0.93%        0.93%        0.92%          1.09%
   Capital Appreciation............................   0.86%        0.81%        0.75%        0.75%          0.82%
   International II................................    NA           NA           NA          1.44%*++       2.00%
   International...................................   1.20%+++     1.10%+++     1.04%+++     0.99%+++       0.95%
   Value...........................................   0.88%        1.04%        0.90%        0.83%          0.86%
   Bond............................................   0.72%*       0.77%*       0.70%*       0.70%*         0.65%
   Short Duration***...............................   0.43%*       0.38%*       0.38%*       0.33%*         0.54%
   Money Market....................................   0.71%*       0.67%*       0.61%*       0.64%*         0.60%

   ------------------
   (1) LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.
   (2) Historic data used to approximate total One-Year Government Bonds
       Return.
     * Reflects the Adviser's agreement not to impose all or a portion of its advisory fees.
    ** Includes all funds in the 9/30/96 Lipper Universe with the same investment objective as the comparable Harbor Fund portfolio and with similar total assets.
   *** For operating expenses only. Total expense ratio, including interest expense for the Short Duration Fund, is 1.12% for 1993, 1.64% for 1994, 1.84% for 1995, and 1.59% for 1996. Harbor Short Duration Fund commenced operations 1/1/92.
     + Unannualized for the period June 1, 1996 (commencement of operations)
       through October 31, 1996.
    ++ Annualized.
   +++ Reflects the Adviser's and Subadviser's agreement not to impose a portion of the advisory fee.

DEAR SHAREHOLDER:

     While the US economy purred along in overdrive throughout 1996, some volatility returned to the equity and bond markets, which were soaring at the close of Harbor's fiscal year.

     Investors trying to guess market direction focused intently on every new economic indicator as it was announced. Meanwhile the indicators gave off lots of "feints and jukes," providing a fairly good imitation of Michael Jordan rushing upcourt with those other kind of Bulls.

     In February, employment figures showed an unanticipated gain. The bond market began a retreat and rates trended up on news from various indicators through May, when a sporadic bond recovery began. Then, reacting to perceived signs of unsustainable profit growth, the equity market underwent a "correction" in late June and July.

     It turned out to be only a fair sized blip when the market began to advance again in August and was still moving higher late in November.

     For the Harbor fiscal year, equities posted an impressive double digit advance for the second consecutive year. The domestic bond market recovered enough to record what could be viewed as a respectable gain.

     While the domestic economy--as noted--seemed to be giving off a lot of mixed signals throughout the year, in retrospect it was 12 more months of stable economic growth with inflation well under control and no sight of a boom or bust on the horizon.

     The Federal Reserve Board's open market committee saw it that way, even after the November election. After making a fine-tuning increase in the federal funds rate of 25 basis points in January, the committee voted not to ease or tighten at any meeting since, with the last pass coming on November 13.

     For international investors, performance of equity markets was relatively uneventful. About the best summation is that economic conditions around the world over the 12 months continued to be "investor friendly." Overall performance--led by emerging markets--was very good, but net returns to US investors generally were penalized somewhat by the strength of the dollar.

     It's estimated that global Gross Domestic Product (GDP) will be up about
2.8 percent for all of 1996, compared with a 2.3 percent gain in 1995. Worldwide inflation is said to be decelerating from about 7.9 percent last year to an estimated 5.1 percent this year.

     One of the few surprises occurred in Japan, where GDP grew at a rate of more than 12 percent in the first quarter of the year. Alas, the rate fell as the year unfolded and is expected to be up less than 4 percent for the year. At the end of September, several equity markets outside the US also were at all-time highs, including those of the UK, Germany, the Netherlands, Belgium and Denmark.

     In summary, the political and economic climate in the 12-month period of our fiscal year was in many ways quietly remarkable, given these developments:

       - Continuation of one of the nation's longest ever economic expansions, consistently marked by steady moderate growth and benign inflation.

       - High levels of corporate profitability.

       - Observance in October of the sixth anniversary of the bull market.

       - Re-emergence of US industry as the world's most competitive production machine.

       - Generally the best worldwide political climate in decades.

     As to the outlook, we cite observations of three of our funds' portfolio managers:

     "Contained wage growth, restrained consumer spending and on-going discipline of capital market vigilantes should combine to produce a climate in which inflation will remain centered at a rate of about

2 percent annually for the balance of this decade. With that rate of inflation, a range of 5 to 7 percent for long treasury bonds is the secular forecast."--Bill Gross, Harbor Bond Fund, PIMCO.

     "Prospects for synchronized low rates of economic recovery worldwide are good. Continued slow growth in the domestic economy and low inflation produces a climate favoring selected growth stocks."--Spiros Segalas, Harbor Capital Appreciation, Jennison Associates.

     "While the US equity market has outperformed the EAFE index (over the last two years), conditions are such that looking ahead selected international equity markets should do well over the next couple of years."--Hakan Castegren, Harbor International, Northern Cross Investments.

     Once again, we repeat our credo that financial markets always will have ups and downs, making it important to choose an asset allocation mix of stock and fixed income investments with a level of risk appropriate for individual goals and to stay with it.

     On November 19, 1996, we observed the latest in a number of significant Harbor Fund milestones--the 10th anniversary of the founding of our first fund, Harbor Growth. Early in the fiscal year we marked another significant event when net assets exceeded $5 billion. Less than a full year later, on November 11, 1996, net assets topped $7 billion.

     Proud as we are of having reached those milestones, they simply serve to remind us that our only purpose is to add value to your investments. We continue to diligently work to maintain a team of skilled portfolio managers, focused in their efforts, who are capable of attaining this objective.

     We believe our growth is evidence of the effectiveness of our unique multiple subadvisor approach which allows us to provide access to first class investment talent through our family of mutual funds.

     During the fiscal year, on balance the Harbor Funds continued to perform well, and our newest addition--Harbor International Fund II--recorded a very positive performance following its start-up on June 1.

     As always, we appreciate your continued confidence and your investment in Harbor Fund.

                                            Sincerely,

                                            Ronald C. Boller

                                            Ronald C. Boller

December 16, 1996

HARBOR FUND

     The following performance figures are annualized for each Fund, except as noted. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; and all other Funds started December 29, 1987.

  HARBOR INTERNATIONAL GROWTH FUND               NET ASSET VALUE: 10/31/96  $15.35
                                                                  10/31/95  $12.10

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                            Since
   Fund/Index                   12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Int'l Growth          27.86%         NA         16.00%
   ------------------------------------------------------------------
     EAFE                         10.47%       7.65%         6.61%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
    Harbor Int'l Growth           25.99%         NA         16.10%
   ------------------------------------------------------------------

    By substantially outperforming the EAFE index in fiscal 1996, the Harbor International Growth Fund has bettered the index each year since its founding. Amid slow economic growth with little to no inflation worldwide throughout the 12 months ended October 31, earnings per share growth for the holdings in the portfolio averaged about 18 percent. Major contributions to performance came from holdings in Hong Kong, Sweden, Switzerland, and the UK. Also the Fund had no investments in Japan, which helped performance relative to the index. On October 31, the Fund held 32 equities in 13 countries.

         COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN HARBOR
                         INTERNATIONAL GROWTH AND EAFE

             INTERNATIONAL
                GROWTH          EAFE
10/93           10000           10000
10/94           11537           11010
10/95           12209           10969
10/96           15610           12118

      *For the period November 1, 1993 (inception) ending October 31, 1996

  HARBOR GROWTH FUND                             NET ASSET VALUE: 10/31/96  $16.00
                                                                  10/31/95  $15.73

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Growth                 14.84%        9.13%       11.98%
   ------------------------------------------------------------------
     S&P 500                       24.24%       15.60%       14.49%
   ------------------------------------------------------------------
                                Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Growth                 16.03%       10.72%       12.31%
   ------------------------------------------------------------------

    Performance of the Harbor Growth Fund fell short of that of the S&P 500 index for the fiscal year, mirroring the pronounced relative underperformance of small- and mid-capitalization stocks over the period. In the fiscal first half, performance was strong, but the trend was reversed in the third quarter when investors judged that strong earnings gains in the growth segment of the market could not be sustained. For the 12 months, the strongest contributions to Fund performance came from holdings in consumer durable goods, energy, and telecommunications, but these positive effects were offset by weak performance in consumer non-durables, technology, and the financial sector.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                           HARBOR GROWTH AND S&P 500

                GROWTH          S&P 500
11/86           10000           10000
10/87           10250           10385
10/88           12058           11904
10/89           14295           15013
10/90           11804           13890
10/91           19914           18536
10/92           18425           20384
10/93           23247           23418
10/94           21319           24367
10/95           26846           30806
10/96           30830           38272

                           Periods ending October 31

     Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

  HARBOR CAPITAL APPRECIATION FUND               NET ASSET VALUE: 10/31/96  $25.88
                                                                  10/31/95  $23.20

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Capital                13.22%       17.77%       18.23%
     Appreciation
   ------------------------------------------------------------------
     S&P 500                       24.24%       15.60%       16.10%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Capital                12.10%       18.61%       18.26%
     Appreciation
   ------------------------------------------------------------------

    Harbor Capital Appreciation Fund's 1996 fiscal year performance trailed that of the S&P 500 index, reflecting the lack of breadth in the market for the period. The Fund finished with its best quarter of the year, gaining 13.86 percent in the 3 months ended October 31. Performance of holdings in the technology sector, while particularly volatile, recovered from a sharp decline in June and July and made the best overall contribution to results for the fourth quarter. During the fiscal year, some changes were made in issues comprising various segments of the portfolio, but sector weightings remained relatively unchanged. Performance for the entire year was hurt by consumer durables and technology issues, where portfolio weighting was almost triple that of the S&P 500 at year-end.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    HARBOR CAPITAL APPRECIATION AND S&P 500

                  CAPITAL
                APPRECIATION    S&P 500
12/87           10000           10000
10/88           11670           11624
10/89           14110           14661
10/90           12485           13564
10/91           19395           18101
10/92           22191           19906
10/93           26664           22869
10/94           28597           23795
10/95           38814           30083
10/96           43946           37375

                           Periods ending October 31

  HARBOR INTERNATIONAL FUND II                   NET ASSET VALUE: 10/31/96  $10.47
                                                                  10/31/95    NA

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                            Since
   Fund/Index                 12 months      5 years      Inception
                                                        (Unannualized)
   ------------------------------------------------------------------
     Harbor International        NA            NA           4.70%
     II
   ------------------------------------------------------------------
     EAFE                      10.47%         7.65%        -0.59%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
    Harbor International II      NA            NA           3.60%
   ------------------------------------------------------------------

    In the five-month period between inception of Harbor International Fund II on June 1 this year and the end of the fiscal year, the Fund substantially outperformed the EAFE index. Good contributions to initial performance came from oil and gas stocks and from holdings in France, Brazil, Denmark, Finland, and Norway. Holdings in Japan were significantly underweighted relative to the EAFE index, which helped performance compared to that of the index. At the end of October, the portfolio included some 81 holdings in 20 countries.

                    COMPARISON OF CHANGE IN VALUE OF $10,000
                 INVESTMENT IN HARBOR INTERNATIONAL II AND EAFE

                HARBOR          EAFE
           INTERNATIONAL II
05/96           10000           10000
06/96           10310           10057
07/96            9890            9763
08/96           10270            9784
09/96           10360           10044
10/96           10470            9941

        For the period June 1, 1996 (inception) ending October 31, 1996

     The following performance figures are annualized for each Fund, except as noted. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; and all other Funds started December 29, 1987.

  HARBOR INTERNATIONAL FUND                      NET ASSET VALUE: 10/31/96:  $31.21
                                                                  10/31/95:  $26.93

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor International          18.17%       14.54%       17.35%
   ------------------------------------------------------------------
     EAFE                          10.47%        7.65%        6.57%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor International          15.86%       14.41%       17.41%
   ------------------------------------------------------------------

    For the ninth consecutive year since its inception, the Harbor International Fund outperformed the EAFE index. The Fund slightly underperformed the EAFE index in the first half of the fiscal year, but substantially outperformed the index in the fiscal second half, when index returns declined. Strongest contributions to fiscal second half performance came from holdings in Russia, France, Brazil, Spain, Malaysia, Sweden, and the Netherlands. Performance relative to the index benefited from lack of significant exposure in Japan.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         HARBOR INTERNATIONAL AND EAFE

                EAFE        INTERNATIONAL
12/87           10000           10000
10/88           12039           13000
10/89           13020           17070
10/90           11350           17721
10/91           12140           20864
10/92           10535           20025
10/93           14481           27936
10/94           15943           33123
10/95           15884           34800
10/96           17547           41124

                           Periods ending October 31

  HARBOR VALUE FUND                              NET ASSET VALUE: 10/31/96:  $16.04
                                                                  10/31/95:  $14.57

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Value                  23.08%       13.35%       14.16%
   ------------------------------------------------------------------
     S&P 500                       24.24%       15.60%       16.10%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Value                  20.43%       12.81%       14.09%
   ------------------------------------------------------------------

    In fiscal year 1996, Harbor Value Fund posted a strong gain for the second consecutive year, slightly underperforming the strong advance in the S&P 500 index. Active portfolio management helped the Fund weather the equity market's midyear downturn and recover from relatively modest declines in June and July with good results in the fiscal fourth quarter. Paper industry holdings in the portfolio were triple weighted relative to the S&P 500 and made a vital contribution to fourth quarter performance. Performance for the year also was aided by the fund's holdings in technology and transportation issues, but weak results in financial services, basic materials, and capital goods more than offset those gains. Broad diversification was added by quantitative techniques used to manage 25% of assets.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          HARBOR VALUE AND THE S&P 500

                VALUE           S&P 500
12/87           10000           10000
10/88           12007           11624
10/89           15205           14661
10/90           13229           13564
10/91           17221           18101
10/92           18437           19906
10/93           20646           22869
10/94           21637           23795
10/95           26185           30083
10/96           32229           37375

                           Periods ending October 31

     Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

  HARBOR BOND FUND                               NET ASSET VALUE: 10/31/96:  $11.28
                                                                  10/31/95:  $11.21

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Bond                   7.56%        8.81%        9.85%
   ------------------------------------------------------------------
     LB AGG                        5.85%        7.70%        9.21%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Bond                   6.70%        8.50%        9.65%
   ------------------------------------------------------------------

    In a tumultuous period for the domestic bond market, the Harbor Bond Fund outperformed the Lehman Brothers Aggregate index by a substantial margin. Throughout the fiscal year, average duration of the Fund's portfolio was maintained about one year above the LB AGG. That hurt performance as rates increased early in 1996, but added to strong gains in the fiscal fourth quarter. Diversified sector strategies contributed more significantly to performance. These included investments earlier in the year in currency hedged foreign bonds, mainly in Germany, Finland, and Canada. A modest allocation to non- investment grade credits and reduction of investment grade corporate debt also boosted returns.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                             HARBOR BOND AND LB AGG

                LB AGG           BOND
12/87           10000           10000
10/88           10909           10791
10/89           12208           12050
10/90           12978           12535
10/91           15030           15043
10/92           16508           16869
10/93           18467           19228
10/94           17790           18623
10/95           20573           21335
10/96           21776           22948

                           Periods ending October 31

  HARBOR SHORT DURATION FUND                     NET ASSET VALUE: 10/31/96:  $8.79
                                                                  10/31/95:  $8.82

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Short Duration         7.24%          NA         5.26%
   ------------------------------------------------------------------
     1-Yr GVT                      5.93%        5.10%        4.93%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Short Duration         6.99%          NA         5.16%
   ------------------------------------------------------------------

    Buoyed by strong performance in the second half of the fiscal year, Harbor Short Duration Fund posted excellent results for the year, outperforming both 90-day and one-year treasury bills. In the fiscal second half, a sharp increase in holdings of asset and mortgage backed securities and a cutback in corporate bonds was an important factor in the strong performance. A reduction in the average duration of the portfolio and good performance from hedges in Swedish and Canadian notes also added to second half returns.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       HARBOR SHORT DURATION AND T-BILLS

                 SHORT
                DURATION        1 YR GOVT
12/91           10000           10000
10/92           10372           10399
10/93           10910           10811
10/94           11186           11122
10/95           11949           11911
10/96           12815           12617

                           Periods ending October 31

     The following performance figures are annualized for each Fund, except as noted. The date of inception for Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; Harbor International Growth Fund was November 1, 1993; Harbor International Fund II was June 1, 1996; and all other Funds started December 29, 1987.

  HARBOR MONEY MARKET FUND                       NET ASSET VALUE: 10/31/96:  $1.00
                                                                  10/31/95:  $1.00

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/96
   ------------------------------------------------------------------
                                                            Since
   Fund/Index                 12 months      5 years      Inception
   ------------------------------------------------------------------
     Harbor Money Market        5.08%         4.12%         5.63%
   ------------------------------------------------------------------
     T-Bills                    5.31%         4.38%         5.73%
   ------------------------------------------------------------------
                              Current Yield for Periods Ended 9/30/96
   ------------------------------------------------------------------
     Harbor Money Market       7 days: 5.25%      30 days: 5.19%
   ------------------------------------------------------------------

    Performance of Harbor Money Market Fund fell just short of the 90-day treasury bill but exceeded that of the Donaghue's average for all taxable money funds for the fiscal year. With the 90-day treasury trading in an exceptionally narrow range--from a low of 4.9% to a high of 5.3% --throughout the 12-month period, opportunities for adding value through active management of the Fund were very limited. Average duration of the Fund ranged from 1 to 2.5 months and the mix of securities remained relatively unchanged, with commercial paper the largest holding. Money Market shares are neither insured nor guaranteed by the US Government. While the Money Market Fund seeks to maintain a stable price per share, there is no assurance the Fund will be able to do so.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        HARBOR MONEY MARKET AND T-BILLS

                MONEY
                MARKET          T-BILLS
12/87           10000           10000
10/88           10561           10569
10/89           11558           11494
10/90           12485           12428
10/91           13266           13202
10/92           13752           13713
10/93           14121           14136
10/94           14620           14685
10/95           15447           15534
10/96           16232           16359

                           Periods ending October 31

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
HARBOR FUND

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of each of the nine Funds constituting the Harbor Fund, (hereafter referred to as the "Trust") at October 31, 1996, and the results of each of their operations, the changes in each of their net assets, the cash flows for the Harbor Short Duration Fund, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts

December 16, 1996

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 1.6%)

    Germany (GER)                      2.2
    Australia (AUS)                    2.6
    Portugal (PORT)                    3.4
    Mexico (MEX)                       3.6
    Belgium (BEL)                      3.7
    Netherlands (NET)                  4.0
    Thailand (THAI)                    5.8
    Spain (SP)                         7.3
    Sweden (SW)                        7.5
    France (FR)                       11.4
    Switzerland (SWS)                 11.6
    United Kingdom (UK)               16.8
    Hong Kong (HK)                    18.5

COMMON STOCKS--98.4%

                                                       VALUE
                                           SHARES      (000S)
                                         ----------   --------
AIRLINES--2.4%
  Citic Pacific Ltd. (HK)...............  2,436,000   $ 11,846
                                                      --------
APPAREL & TEXTILES--2.2%
  Adidas AG (GER).......................    121,390     10,404
                                                      --------
AUTOMOBILE PARTS--3.7%
  Autoliv AB (SW).......................    420,000     17,820
                                                      --------
BANKS--13.1%
  Bangkok Bank (THAI)...................  1,339,900     14,295
  Bank of East Asia (HK)................  3,517,503     13,738
  Standard Chartered PLC (UK)...........  1,959,662     21,147
  Thai Farmers Bank PCL (THAI)..........  1,737,800     13,292
  Thai Farmers Bank PCL Wts (THAI)*.....    149,225        146
                                                      --------
                                                        62,618
                                                      --------

                                                       VALUE
                                           SHARES      (000S)
                                         ----------   --------
BUSINESS SERVICES--4.6%
  Rentokil Initial PLC (UK).............  1,698,300   $ 11,402
  SGS Holding (SWS).....................      4,708     10,690
                                                      --------
                                                        22,092
                                                      --------
CONGLOMERATES--4.4%
  Siebe PLC (UK)........................  1,352,844     21,226
                                                      --------
ELECTRONIC COMPONENTS--3.2%
  SGS Thomson Microelectronics (FR).....    201,840     10,695
  SGS Thomson Microelectronics ADR
    (FR)(1).............................     84,000      4,400
                                                      --------
                                                        15,095
                                                      --------
ELECTRICAL EQUIPMENT--3.8%
  ABB AB, Series A (SW).................    160,000     18,127
                                                      --------
HOUSEHOLD PRODUCTS--5.5%
  BIC (FR)..............................     62,075      9,313
  Kimberly-Clark De Mexico
    Cl. A (MEX).........................    890,000     17,163
                                                      --------
                                                        26,476
                                                      --------
LEISURE--5.6%
  Granada Group (UK)....................  1,847,006     26,605
                                                      --------
PETROLEUM--2.6%
  Woodside Petroleum (AUS)..............  1,781,130     12,565
                                                      --------
PHARMACEUTICALS--12.6%
  Ciba Geigy AG (SWS)...................     20,800     25,621
  Roche Genuss Holdings AG (SWS)........      2,550     19,286
  Roche Genuss Holdings AG Wts (SWS)*...      1,380         37
  Synthelabo (FR).......................    161,050     15,373
                                                      --------
                                                        60,317
                                                      --------
PUBLISHING--4.0%
  Ver Ned Uitgevers (NET)...............  1,060,000     19,242
                                                      --------
REAL ESTATE--13.2%
  Amoy Properties (HK).................. 14,096,000     17,410
  Cheung Kong (Holdings) (HK)...........  3,180,000     25,499
  New World Development Company (HK)....    539,000      3,137
  Sun Hung Kai Properties (HK)..........  1,516,800     17,263
                                                      --------
                                                        63,309
                                                      --------

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

                                                       VALUE
                                           SHARES      (000S)
                                         ----------   --------
COMMON STOCKS--CONTINUED
RETAILING--6.8%
  Castorama DuBois Investisse (FR)......     86,475   $ 14,800
  Delhaize Le Lion (BEL)................    313,580     17,544
                                                      --------
                                                        32,344
                                                      --------
UTILITIES--10.7%
  Iberdrola SA (SP).....................  1,640,000     17,416
  Portugal Telecom (PORT)...............    620,000     16,123
  Telefonica de Espana (SP).............    873,300     17,521
                                                      --------
                                                        51,060
                                                      --------
TOTAL COMMON STOCKS
  (Cost $417,106)..................................    471,146
                                                      --------

SHORT-TERM INVESTMENT--1.6%
  (Cost $7,920)

                                         PRINCIPAL
                                           AMOUNT      VALUE
                                           (000S)      (000S)
                                         ----------   --------
COMMERCIAL PAPER
  Ford Motor Credit Company
    5.290%--11/01/96....................     $7,920   $  7,920
                                                      --------
TOTAL INVESTMENTS--100.0%
  (Cost $425,026)..................................    479,066
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.0)%.........................        (97)
                                                      --------
TOTAL NET ASSETS--100%.............................   $478,969
                                                      =========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 3.4%)

    Other Consumer Durables                   0.9
    Hotels & Restaurants                      1.0
    Insurance                                 1.1
    Electronic Instruments                    1.3
    Medical Supplies                          1.3
    Natural Gas                               1.6
    Environmental Services                    1.7
    Paper Products                            1.7
    Electronics                               2.0
    Leisure Time/Gaming                       2.1
    Recreational Products                     2.2
    Broadcasting                              2.3
    Oil & Gas Production                      2.4
    Biotechnology                             3.9
    Drugs & Health Care                       4.2
    Credit & Finance                          5.6
    Computer & Business Automation            6.0
    Telecommunications                        6.3
    Oil Services & Equipment                  6.4
    Apparel & Textiles                        6.5
    Computer Software                         7.9
    Retailing                                 9.0
    Other Communication/Industrial
     Services                                 9.4
    Telecommunications Equipment              9.8

COMMON STOCKS--96.6%

                                                        VALUE
                                            SHARES      (000S)
                                           ---------   --------
APPAREL & TEXTILES--6.5%
  Fila Holdings SPA ADR(1)................   16,200    $  1,166
  Gucci Group NV ADR(1)...................   25,000       1,725
  Nautica Enterprises, Inc. ..............   84,000       2,583
  Nike Inc., Cl. B .......................   31,600       1,860
                                                       --------
                                                          7,334
                                                       --------

                                                        VALUE
                                            SHARES      (000S)
                                           ---------   --------
BIOTECHNOLOGY--3.9%
  Biogen Inc.*............................   19,600    $  1,460
  Genetics Institute Inc.* ADR(1).........   15,400       1,009
  Mentor Corp. Minn. .....................   60,000       1,327
  Vertex Pharmaceuticals Inc. ............   20,200         672
                                                       --------
                                                          4,468
                                                       --------
BROADCASTING--2.3%
  Infinity Broadcasting Corp.*............   30,300         879
  Tele-Communications Inc. New,* Series
    A.....................................   68,750       1,770
                                                       --------
                                                          2,649
                                                       --------
COMPUTER & BUSINESS
  AUTOMATION--6.0%
  Ceridian Corp.*.........................   35,000       1,737
  Cisco Systems Inc.*.....................   20,400       1,262
  Computer Sciences Corp.*................   20,600       1,530
  Dell Computer Corp. ....................   21,600       1,758
  HMT Technology Corp. ...................   37,900         526
                                                       --------
                                                          6,813
                                                       --------
COMPUTER SOFTWARE--7.9%
  Acxiom Corp. ...........................   50,000       1,962
  Cadence Design Systems Inc.*............   33,950       1,239
  Netscape Communications Corp. ..........   31,500       1,394
  Parametric Technology Corp. ............   56,000       2,737
  Synopsys Inc. ..........................   35,000       1,575
                                                       --------
                                                          8,907
                                                       --------
CREDIT & FINANCE--5.6%
  Equifax Inc. ...........................   64,800       1,928
  Green Tree Financial Corp. .............   14,400         571
  Household International Inc. ...........   18,200       1,611
  SunAmerica Inc. ........................   61,000       2,287
                                                       --------
                                                          6,397
                                                       --------
DRUGS & HEALTH CARE--4.2%
  Dura Pharmaceuticals....................   38,700       1,335
  Healthsouth Corp. ......................   50,000       1,875
  Tenet Healthcare Corp. .................   76,000       1,587
                                                       --------
                                                          4,797
                                                       --------
ELECTRONICS--2.0%
  Intel Corp. ............................   20,800       2,285
                                                       --------
ELECTRONIC INSTRUMENTS--1.3%
  FORE Systems............................   36,000       1,431
                                                       --------
ENVIRONMENTAL SERVICES--1.7%
  Republic Industries, Inc. ..............   60,200       1,874
                                                       --------
HOTELS & RESTAURANTS--1.0%
  Cracker Barrel Old Country Store........   16,300         332
  Host Marriott Corp.*....................   52,900         813
                                                       --------
                                                          1,145
                                                       --------
INSURANCE--1.1%
  MGIC Investment Corp. Wis. .............   17,700       1,215
                                                       --------
LEISURE TIME/GAMING--2.1%
  International Game Technology...........  110,000       2,324
                                                       --------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                        VALUE
                                            SHARES      (000S)
                                           ---------   --------
MEDICAL SUPPLIES--1.3%
  Boston Scientific Corp. ................   27,100    $  1,474
                                                       --------
NATURAL GAS--1.6%
  Williams Cos. Inc.......................   35,000       1,829
                                                       --------
OIL & GAS PRODUCTION--2.4%
  Pogo Producing Co. .....................   47,100       2,090
  Triton Energy Corp. ....................   15,100         674
                                                       --------
                                                          2,764
                                                       --------
OIL SERVICES & EQUIPMENT--6.4%
  Ensco International Inc. ...............   40,000       1,730
  Input/Output Inc. ......................   67,000       1,993
  Tidewater Inc. .........................   17,200         752
  Western Atlas, Inc.*....................   39,500       2,740
                                                       --------
                                                          7,215
                                                       --------
OTHER COMMUNICATION/INDUSTRIAL SERVICES--9.4%
  Accustaff Inc. .........................   54,200       1,450
  CUC International Inc.*.................   58,425       1,431
  Corrections Corp. America...............   56,500       1,469
  MFS Communications Inc. ................   23,500       1,178
  Pittston Brinks Group...................   55,000       1,568
  Sabre Group Holdings Inc., Cl. A .......   60,000       1,830
  Sitel Corp. ............................   88,000       1,738
                                                       --------
                                                         10,664
                                                       --------
OTHER CONSUMER
  DURABLES--0.9%
  Tag Heur Intl. SA ADR(1)................   65,000       1,040
                                                       --------
PAPER PRODUCTS--1.7%
  Fort Howard Corp. New...................   73,800       1,891
                                                       --------
RECREATIONAL PRODUCTS--2.2%
  Harley Davidson, Inc. ..................   55,000       2,482
                                                       --------
RETAILING--9.0%
  Borders Group Inc. .....................   17,400         548
  Consolidated Stores Corp. ..............   42,000       1,622
  Home Depot Inc. ........................   29,000       1,588
  Kohl's Corp.*...........................   45,000       1,620
  Lowes Cos Inc. .........................   36,000       1,454
  Proffitts Inc.*.........................   53,900       2,176
  Staples Inc.*...........................   66,912       1,246
                                                       --------
                                                         10,254
                                                       --------

                                                        VALUE
                                            SHARES      (000S)
                                           ---------   --------
TELECOMMUNICATIONS--6.3%
  LCI International Inc.*.................   47,700    $  1,520
  Nextel Communications Inc., Cl. A*......  157,600       2,522
  Teleport Communications Group, Cl. A....   80,000       1,960
  Winstar Communications Inc. ............   57,300       1,203
                                                       --------
                                                          7,205
                                                       --------
TELECOMMUNICATIONS
  EQUIPMENT--9.8%
  Andrew Corp. ...........................   29,700       1,448
  Aspect Telecommunications Corp. ........   22,900       1,363
  Newbridge Networks Corp.................   69,200       2,188
  Octel Communications Corp. .............   83,600       1,327
  P-Com Inc. .............................   47,500       1,045
  Tellabs Inc. ...........................   44,600       3,797
                                                       --------
                                                         11,168
                                                       --------
TOTAL COMMON STOCKS
  (Cost $88,227)..........................              109,625
                                                       --------
SHORT-TERM INVESTMENT--2.2%
    (Cost $2,510)
                                           PRINCIPAL
                                            AMOUNT
                                            (000S)
                                           ---------
COMMERCIAL PAPER
  UBS Finance Delaware Inc.
    5.625%--11/01/1996....................  $ 2,510       2,510
                                                       --------
TOTAL INVESTMENTS--98.8%
  (Cost $90,737)....................................    112,135

CASH AND OTHER ASSETS,
  LESS LIABILITIES--1.2%............................      1,376
                                                       --------
TOTAL NET ASSETS--100.0%............................   $113,511
                                                       ========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 3.0%)

    Apparel & Textiles              0.9
    Biotechnology                   1.0
    Beverage                        1.2
    Construction & Mining Equip     1.2
    Railway                         1.2
    Telecommunications Services     1.2
    Pharmaceuticals                 1.4
    Petroleum Services              1.7
    Banking                         1.8
    Hotels                          2.0
    Media                           2.2
    Airline                         2.7
    Aerospace                       2.9
    Insurance                       3.2
    Finance                         3.3
    Household Products              4.3
    Telecommunications Equipment    4.9
    Computer Software               5.4
    Retailing                       7.3
    Networking                      7.5
    Electronics                     8.4
    Business Services               9.4
    Computer &
    Business Equipment              9.8
    Drugs & Healthcare             12.1

COMMON STOCKS--97.0%

                                                      VALUE
                                         SHARES       (000S)
                                        ---------   ----------
AEROSPACE--2.9%
  Boeing Co. ..........................   484,300   $   46,190
                                                    ------------
AIRLINE--2.7%
  AMR Corp. Del*.......................   289,800       24,343
  Delta Air Lines Inc De...............   253,400       17,960
                                                    ------------
                                                        42,303
                                                    ------------
APPAREL & TEXTILES--0.9%
  Nike Inc. ...........................   250,000       14,719
                                                    ------------
BANKING--1.8%
  Citicorp.............................   285,200       28,235
                                                    ------------
BEVERAGE--1.2%
  Pepsico, Inc. .......................   638,900       18,927
                                                    ------------
BIOTECHNOLOGY--1.0%
  Chiron Corp.*........................   660,000       15,098
                                                    ------------
BUSINESS SERVICES--9.4%
  America Online Inc. .................   216,660        5,877
  CKS Group Inc. ......................   582,600       11,288
  CUC International Inc.*.............. 1,082,643       26,525
  First Data Corporation...............   273,437       21,807
  Manpower Inc. Wis....................   605,400       17,178
  Omnicom Group........................   550,900       27,407
  Reuters Holdings PLC ADR CI. B(1)....   510,400       37,961
                                                    ------------
                                                       148,043
                                                    ------------
COMPUTER & BUSINESS EQUIPMENT--9.8%
  Compaq Computer Corp.*...............   322,100       22,426
  Dell Computer Corp.*.................   276,500       22,500
  Hewlett-Packard Company..............   732,000       32,300
  International Business Machines......   270,200       34,856
  SAP AG ADR(1)........................   353,500       15,854
  Seagate Technology...................   412,600       27,541
                                                    ------------
                                                       155,477
                                                    ------------
COMPUTER SOFTWARE--5.4%
  Computer Associates International,
    Inc. ..............................   690,000       40,796
  Intuit, Inc.*........................   343,200        9,266
  Microsoft Corp.*.....................   262,200       35,987
                                                    ------------
                                                        86,049
                                                    ------------
CONSTRUCTION & MINING EQUIPMENT--1.2%
  Caterpillar Inc. ....................   269,000       18,460
                                                    ------------
DRUGS & HEALTHCARE--12.1%
  Astra A Fria, Series A(2)............   536,500       24,640
  Bristol Myers Squibb Co. ............   196,400       20,769
  Eli Lilly & Co. .....................   295,000       20,798
  Healthsouth Corp. ...................   571,200       21,420
  Johnson & Johnson....................   492,400       24,251
  Pfizer Inc. .........................   386,600       31,991

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                      VALUE
                                         SHARES       (000S)
                                        ---------   ----------
  Phycor, Inc.*........................   627,462   $   19,451
  SmithKline Beecham PLC ADR(1)........   457,200       28,632
                                                    ------------
                                                       191,952
                                                    ------------
ELECTRONICS--8.4%
  Electronic Data Systems Corp. .......   207,000        9,315
  Intel Corp. .........................   584,200       64,189
  International Rectifier Corp.*.......   943,300       11,673
  KLA Instruments Inc.*................   427,000       10,355
  LSI Logic Corp.*.....................   602,460       15,965
  Texas Instruments Inc. ..............   165,300        7,955
  Xilinix Inc. ........................   414,200       13,565
                                                    ------------
                                                       133,017
                                                    ------------
FINANCE--3.3%
  Chase Manhattan Corp. ...............   405,900       34,806
  Federal National Mortgage
    Association........................   453,400       17,739
                                                    ------------
                                                        52,545
                                                    ------------
HOTELS--2.0%
  Hilton Hotels Corp. ................. 1,061,800       32,252
                                                    ------------
HOUSEHOLD PRODUCTS--4.3%
  Gillette Co. ........................   546,700       40,866
  Kimberly Clark Corp. ................   298,400       27,826
                                                    ------------
                                                        68,692
                                                    ------------
INSURANCE--3.2%
  Cigna Corp. .........................   150,100       19,588
  MGIC Investment Corp. ...............   456,500       31,327
                                                    ------------
                                                        50,915
                                                    ------------
MEDIA--2.2%
  Disney (Walt) Co. ...................   525,400       34,611
                                                    ------------
NETWORKING--7.5%
  Ascend Communications Inc. ..........   326,600       21,351
  Cisco Systems, Inc.*.................   781,400       48,349
  Shiva Corp. .........................   207,000        8,487
  3Com Corp.*..........................   590,500       39,933
                                                    ------------
                                                       118,120
                                                    ------------
PETROLEUM SERVICES--1.7%
  Schlumberger LTD.....................   264,500       26,219
                                                    ------------
PHARMACEUTICALS--1.4%
  Ciba Geigy AG(2).....................    18,540       22,838
                                                    ------------

                                                      VALUE
                                         SHARES       (000S)
                                        ---------   ----------
RAILWAY--1.2%
  Wisconsin Central Transportation
    Corp.*.............................   543,700   $   19,573
                                                    ------------
RETAILING--7.3%
  Autozone Inc.*.......................   869,000       22,268
  Dollar General Corp. ................   796,450       22,102
  Gucci Group NV.......................   265,000       18,285
  Kohl's Corp.*........................   594,900       21,416
  Lowes Cos Inc. ......................   779,000       31,452
                                                    ------------
                                                       115,523
                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--4.9%
  Ericsson (LM) Telephone Co.-- ADR Cl.
    B(1)...............................   789,300       21,804
  Nokia Corp. .........................   545,400       25,293
  Tellabs Inc. ........................   349,900       29,785
                                                    ------------
                                                        76,882
                                                    ------------
TELECOMMUNICATIONS SERVICES--1.2%
  Vodafone Group PLC ADR(1)............   494,400       19,096
                                                    ------------
TOTAL COMMON STOCKS
  (Cost $1,224,567)....................              1,535,736
                                                    ------------

SHORT-TERM INVESTMENT--3.0%
  (Cost $47,595)

                                        PRINCIPAL
                                         AMOUNT
                                         (000S)
                                        ---------
COMMERCIAL PAPER
  Ford Motor Credit Co.
    5.50%--11/01/96.................... $  47,595       47,595
                                                    -----------
TOTAL INVESTMENTS--100.0%
  (Cost $1,272,162)..............................    1,583,331

CASH AND OTHER ASSETS, LESS
  LIABILITIES--(0.0)%............................         (116)
                                                    -----------
TOTAL NET ASSETS--100.0%.........................   $1,583,215
                                                    ===========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
(2) Foreign currency-denominated. Market value is translated at the current exchange rate.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 1.4%)

    Portugal (PORT)                   0.8
    Denmark (DEN)                     0.9
    Finland (FIN)                     1.0
    Malaysia (MAL)                    2.2
    Argentina (ARG)                   2.2
    Australia (AUS)                   2.4
    Netherlands (NET)                 3.0
    Poland (POL)                      3.9
    Brazil (BR)                       4.1
    South Africa (S. AFR)             4.5
    Singapore (SGP)                   4.6
    Norway (NOR)                      5.1
    Russia (RUS)                      5.4
    Spain (SP)                        5.5
    Japan (JP)                        6.6
    Switzerland (SWS)                 7.4
    Hong Kong (HK)                    8.0
    Sweden (SW)                       9.0
    France (FR)                      10.2
    United Kingdom (UK)              11.8

COMMON STOCKS--97.4%

                                                        VALUE
                                           SHARES      (000S)
                                         -----------   -------
AEROSPACE--1.4%
  Hong Kong Aircraft (HK)...............      24,800   $    63
  Oerlikon Buhrle AG (SWS)*.............       1,200       118
                                                       -------
                                                           181
                                                       -------
APPAREL & TEXTILES--1.6%
  Giordano International (HK)...........     200,000       202
                                                       -------
AUTOMOTIVE--2.2%
  Rolls Royce (UK)......................      50,000       207
  Volvo AB, Series B (SW)...............       3,600        75
                                                       -------
                                                           282
                                                       -------
BANKS--11.8%
  Banco Commercial Portugues (PORT).....       7,800        97
  Banco Intercontinental Espana (SP)....       2,100       252
  Bank Slaski (POL).....................       1,200       111
  Banque National Paris (FR)............       4,400       165
  Barclays Bank PLC (UK)................       5,570        87
  CS Holding (SWS)......................       1,150       115
  Cie Fin Paribas Cl. A (FR)............       2,150       138
  Keppel Bank (SGP).....................      25,000        68
  Malayan Bank Berhad (MAL).............       9,400        93
  Schweiz Bankverein (SWS)..............         600       116
  United Overseas Bank (Alien Market)
    (SGP)...............................      25,000       243
                                                       -------
                                                         1,485
                                                       -------
BEVERAGES--3.3%
  Amalg Beverage (S. AFR)...............      15,000        64
  Guinness (UK).........................      30,000       215
  Whitbread (UK)........................      12,000       140
                                                       -------
                                                           419
                                                       -------
BUSINESS MACHINES--1.7%
  Canon Inc. (JP).......................      11,000       211
                                                       -------
BUSINESS SERVICES--1.4%
  SGS Holding (SWS).....................          80       182
                                                       -------
CHEMICALS--2.9%
  Ciba Geigy AG (SWS)...................         140       172
  Rhone Poulenc SA (FR).................       6,500       193
                                                       -------
                                                           365
                                                       -------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                        VALUE
                                           SHARES      (000S)
                                         -----------   -------
CONGLOMERATES--8.3%
  Amer Group (FIN)......................       3,000   $    68
  ISS International Series B (DEN)......       4,000       114
  Keppel Corp. (SGP)....................      35,000       261
  Kvaerner ASA, Series A (NOR)..........       5,000       189
  Sime Darby Berhad (MAL)...............      35,000       124
  Swire Pacific Ltd. Cl. B (HK).........     202,500       284
                                                       -------
                                                         1,040
                                                       -------
CONSTRUCTION--1.7%
  Hunter Douglas NV (NET)...............       3,000       212
                                                       -------
CONSUMER GOODS--1.3%
  BIC (FR)..............................       1,100       165
                                                       -------
CONTAINERS & GLASS--1.1%
  Krosno SA (POL).......................       7,000       132
                                                       -------
ELECTRIC UTILITIES--6.1%
  Cataguazes Leopold, Pfd. A (BR)....... 212,000,000       262
  China Light & Power (HK)..............      25,000       116
  Gas Natural SDG SA (SP)...............         600       105
  Unified Energy Systems ADR
    (RUS)(1)*...........................   3,500,000       286
                                                       -------
                                                           769
                                                       -------
ELECTRONICS--2.7%
  Matsushita Electrical Industries
    (JP)................................      11,000       176
  Sony Corp. (JP).......................       2,800       168
                                                       -------
                                                           344
                                                       -------
FINANCIAL SERVICES--1.0%
  Cie Bancaire (FR).....................       1,300       130
                                                       -------
FOOD--2.6%
  Cresud (ARG)..........................     121,500       218
  Nestle SA (SWS).......................         105       114
                                                       -------
                                                           332
                                                       -------
INSURANCE--1.0%
  SCHW Ruckversicher (SWS)..............         105       113
                                                       -------
MINING & METALS--5.1%
  Anglo American Corp. South Africa Ltd.
    (S. AFR)............................       4,000       241
  Bougainville CPR (AUS)*...............      40,000        14
  Gencor Ltd. (S. AFR)..................      65,000       226
  RTZ Corp. (UK)........................       8,000       128

                                                        VALUE
                                           SHARES      (000S)
                                         -----------   -------
  WMC Ltd. (AUS)........................       5,500   $    35
                                                       -------
                                                           644
                                                       -------
NEWSPAPERS--2.0%
  News Corp. Ltd. ADR (AUS)(1)..........      45,000       256
                                                       -------
OIL & GAS EXPLORATION--2.2%
  LASMO (UK)............................      35,000       121
  Saga Petroleum AS, Series B (NOR).....      10,000       157
                                                       -------
                                                           278
                                                       -------
OIL & GAS PRODUCTION--11.5%
  Argonaut AB Ser. A (SW)*..............      40,000        77
  Argonaut AB Ser. B (SW)*..............      20,000        40
  British Gas (UK)......................      33,500       104
  Lukoil Holdings (RUS).................       8,000        79
  Neste OY (FIN)........................       2,500        52
  Norsk Hydro AS (NOR)..................       3,000       138
  Oil Co. Lukoil ADR (RUS)(1)...........       8,000       316
  Petrol Brasileiros Pfd. (BR)..........   2,000,000       257
  Royal Dutch Petroleum Co. ADR (NET)
    (1).................................       1,000       165
  Total Cl. B (FR)......................       2,000       156
  YPF Sociedad Anonima ADR (ARG) (1)....       2,700        61
                                                       -------
                                                         1,445
                                                       -------
PHARMACEUTICALS--7.9%
  Jelfa (POL)*..........................      11,500       163
  Nobel Biocare (SW)....................      27,000       456
  Pharmacia and Upjohn (SW).............       6,100       213
  SmithKline Beecham PLC (UK)...........      12,523       155
                                                       -------
                                                           987
                                                       -------
PHOTOGRAPHY--2.7%
  China HK Photo (HK)...................     500,000       189
  Fuji Photo Film Co. (JP)..............       5,000       144
                                                       -------
                                                           333
                                                       -------
POLLUTION CONTROL--1.3%
  Waste Mgmt Intl PLC ADR (UK)(1)*......      18,000       164
                                                       -------
REAL ESTATE--1.6%
  Vallehermoso SA (SP)..................      10,000       197
                                                       -------
RETAIL TRADE--0.3%
  Pepkor LTD (S. AFR)...................      10,000        37
                                                       -------

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                        VALUE
                                           SHARES      (000S)
                                         -----------   -------
TELECOMMUNICATION--4.9%
  Ericsson (LM) Tel Co. Ser. B (SW).....      10,000   $   271
  Hong Kong Telecom (HK)................      88,000       155
  Telefonica De Espana (SP).............       4,000        80
  Telefonica De Espana ADR (SP)(1)......       1,000        60
  Telekom Malaysia (MAL)................       6,000        53
                                                       -------
                                                           619
                                                       -------
TIRE & RUBBER--3.2%
  Bridgestone Corp. (JP)................       8,000       135
  Debica Series A (POL)*................       4,000        81
  Michelin Cl. B (FR)...................       3,808       184
                                                       -------
                                                           400
                                                       -------
TOBACCO--1.4%
  BAT Industries (UK)...................      25,000       173
                                                       -------
TRUCKING AND FREIGHT--1.2%
  Bergesen DY AS (NOR)..................       7,000       153
                                                       -------
TOTAL COMMON STOCKS
  (Cost $12,028)........................                12,250
                                                       -------

UNITS--1.2%
  (Cost $159)

                                                        VALUE
                                           SHARES      (000S)
                                         -----------   -------
  Eurotunnel (FR)*......................     100,000   $   146
                                                       -------
SHORT-TERM INVESTMENT--2.1%
  (Cost $271)

                                          PRINCIPAL
                                           AMOUNT
                                           (000S)
                                         -----------
REPURCHASE AGREEMENTS
  Repurchase Agreement with State Street
    Bank & Trust dated October 31, 1996
    due November 1, 1996 4.250%,
    collateralized by a U.S. Treasury
    Note, 5.875% July 31, 1997, par
    value of $275 (repurchase proceeds
    of $271 when closed on November 1,
    1996)...............................        $271       271
                                                       -------
TOTAL INVESTMENTS--100.7%
  (Cost $12,458)....................................    12,667
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.7%)..........................       (94)
                                                       -------
TOTAL NET ASSETS--100.0%............................   $12,573
                                                       ========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
*   Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 4.1%)

    South Korea (S.KOR)           0.7
    Portugal (PORT)               0.8
    Denmark (DEN)                 1.9
    Australia (AUS)               2.1
    Argentina (ARG)               2.2
    Brazil (BR)                   3.0
    Singapore (SGP)               3.2
    Norway (NOR)                  3.3
    Spain (SP)                    3.5
    Russia (RUS)                  3.6
    Hong Kong (HK)                4.1
    Malaysia (MAL)                4.3
    Netherlands (NET)             5.5
    South Africa (S.AFR)          6.7
    Japan (JP)                    6.8
    Sweden (SW)                   7.0
    Switzerland (SWS)            10.3
    France (FR)                  10.7
    United Kingdom (UK)          16.2

COMMON STOCKS--94.0%

                                                     VALUE
                                        SHARES       (000S)
                                      -----------  ----------
AUTOMOTIVE--1.6%
  Hyundai Motor Co. GDR (S.KOR)(1)....     680,000 $    7,653
  Hyundai Motor Co. GDR Nonvoting
    (S.KOR)(1)........................      50,000        563
  Volvo AB, Series B (SW).............   2,625,000     54,490
                                                   ----------
                                                       62,706
                                                   ----------
BANKS--15.6%
  ABN Amro Holdings NV (NET)..........   1,012,138     57,208
  Banco Bilbao Vizcaya (SP)...........   1,285,150     62,447
  Banco Commercial Portugues (PORT)...   2,277,684     28,276
  Banco Commercial Portugues ADR
    (PORT)(2).........................     420,000      5,145
  Banco Intercontinental Espana
    (SP)..............................     250,000     29,958
  Barclays Bank PLC (UK)..............   3,889,629     61,060
  CS Holding (SWS)....................     415,720     41,523
  Cie Fin Paribas Cl. A (FR)..........     672,120     43,252
  Malayan Bank Berhad (MAL)...........   7,707,000     76,262
  National Westminster Bank (UK)......   5,605,296     63,999
  Royal Bank of Scotland Group (UK)...   6,074,548     49,731
  Schweiz Bankverein Wts. (SWS)*......      27,470         71
  Schweiz Bankverein (SWS)............     230,786     44,459
  Seoul Bank (S.KOR)..................   3,631,887     21,099
  United Overseas Bank (Alien Market)
    (SGP).............................   4,500,693     43,777
                                                   ----------
                                                      628,267
                                                   ----------
BEVERAGES--4.9%
  Cadbury Schweppes (UK)..............   6,178,025     51,484
  Guinness (UK).......................   7,850,000     56,217
  South African Breweries Ltd. ADR
    (S.AFR)(2)........................   2,086,044     54,229
  Whitbread (UK)......................   3,050,000     35,792
                                                   ----------
                                                      197,722
                                                   ----------
BUSINESS MACHINES--1.7%
  Canon Inc. (JP).....................   3,500,000     67,015
                                                   ----------
BUSINESS SERVICES--2.0%
  SGS Holding (SWS)...................      35,000     79,470
                                                   ----------
CHEMICALS--3.0%
  Ciba Geigy AG (SWS).................      65,214     80,331
  Rhone Poulenc SA (FR)...............   1,329,597     39,400
                                                   ----------
                                                      119,731
                                                   ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                     VALUE
                                        SHARES       (000S)
                                      -----------  ----------
CONGLOMERATES--5.6%
  Keppel Corp. (SGP)..................   9,600,000 $   71,565
  Kvaerner ASA, Series A (NOR)........   1,252,050     47,289
  Sime Darby Berhad (MAL).............  15,600,000     55,262
  Swire Pacific Ltd. Cl. A (HK).......   6,000,000     52,960
                                                   ----------
                                                      227,076
                                                   ----------
CONSTRUCTION--0.8%
  Hunter Douglas NV (NET).............     422,618     29,890
                                                   ----------
CONSUMER GOODS--1.9%
  BIC (FR)............................     500,000     75,012
                                                   ----------
ELECTRIC UTILITIES--1.8%
  AO Mosenergo ADR (RUS)(2)(a)........      40,000      1,180
  China Light & Power (HK)............  15,000,000     69,644
                                                   ----------
                                                       70,824
                                                   ----------
ELECTRONICS--1.9%
  Matsushita Electrical Industries
    (JP)..............................   2,500,000     39,963
  Sony Corp. (JP).....................     600,000     35,993
                                                   ----------
                                                       75,956
                                                   ----------
ENGINEERING--0.6%
  Sulzer AG (SWS).....................      41,250     23,464
                                                   ----------
FINANCIAL SERVICES--1.5%
  Ing Groep NV (NET)..................   1,910,625     59,570
                                                   ----------
FOOD--1.3%
  Nestle SA (SWS).....................      50,000     54,312
                                                   ----------
INSURANCE--3.1%
  AXA (FR)............................     800,000     49,964
  SCHW Ruckversicher (SWS)............      71,500     76,704
                                                   ----------
                                                      126,668
                                                   ----------
INVESTMENT COMPANIES--1.4%
  Kinnevik Investment Ser. B (SW).....   2,120,510     57,562
                                                   ----------
MINING & METALS--6.8%
  Anglo American Corp.
    South Africa Ltd. ADR
    (S.AFR)(2)........................   1,260,000     75,915
  Gencor Ltd. ADR (S.AFR)(2)..........  26,250,000     91,169
  RTZ Corp. (UK)......................   2,095,573     33,511
  Trelleborg AB Cl. B (SW)............   3,312,220     42,815
  WMC Ltd. (AUS)......................   4,867,716     30,597
                                                   ----------
                                                      274,007
                                                   ----------
NEWSPAPERS--1.4%
  News Corp. Ltd. ADR (AUS)(2)........   2,500,000     56,563
                                                   ----------
OIL & GAS EXPLORATION--2.5%
  LASMO (UK)..........................  15,571,836     53,984
  Saga Petroleum AS, Series A (NOR)...   2,809,000     47,765
                                                   ----------
                                                      101,749
                                                   ----------

                                                     VALUE
                                        SHARES       (000S)
                                      -----------  ----------
OIL & GAS PRODUCTION--12.5%
  British Gas (UK)....................  11,000,000 $   34,285
  British Petroleum (UK)..............   6,466,588     69,571
  Lukoil Holdings ADR (RUS)(2)........   3,698,250    145,859
  Norsk Hydro AS (NOR)................     833,333     38,396
  Petrol Brasileiros (BR)............. 435,000,000     56,312
  Royal Dutch Petroleum Co. ADR
    (NET)(2)..........................     450,000     74,419
  Total Cl. B (FR)....................     644,615     50,422
  YPF Sociedad Anonima ADR (ARG)(2)...   1,600,000     36,400
                                                   ----------
                                                      505,664
                                                   ----------
PHARMACEUTICALS--6.5%
  Novo Nordisk AS Cl. B (DEN).........     450,000     74,945
  Pharmacia and Upjohn (SW)...........   1,200,000     41,881
  Roussel Uclaf (FR)..................     250,000     66,161
  SmithKline Beecham PLC ADR (UK) Cl.
    A(2)..............................   1,270,000     79,534
                                                   ----------
                                                      262,521
                                                   ----------
PHOTOGRAPHY--1.7%
  Fuji Photo Film Co. (JP)............   2,450,000     70,366
                                                   ----------
SHIPYARD--0.3%
  Jurong Shipyard (SGP)...............   2,589,000     12,132
                                                   ----------
STEEL--0.0%
  Von Roll AG (SWS)*..................      12,000        218
                                                   ----------
TELECOMMUNICATION--8.3%
  Ericsson (LM) Tel Co. Ser. B (SW)...   2,640,000     71,463
  Ericsson (LM) Tel Co. ADR Cl. B (SW)
    (2)...............................     440,000     12,155
  Hong Kong Telecom (HK)..............  23,815,779     42,043
  Telebras Pfd. (BR).................. 865,000,000     64,239
  Telecom Argentina Cl. B (ARG).......   6,600,000     24,917
  Telefonica De Argentina Cl. B
    (ARG).............................  12,000,000     27,963
  Telefonica De Espana (SP)...........   2,500,000     50,159
  Telekom Malaysia (MAL)..............   4,600,000     40,602
                                                   ----------
                                                      333,541
                                                   ----------
TIRE & RUBBER--2.7%
  Bridgestone Corp. (JP)..............   2,500,000     42,159
  CIE Fin Michel Bas (SWS)............      34,700     15,318
  Michelin Cl. B (FR).................   1,100,000     53,037
                                                   ----------
                                                      110,514
                                                   ----------
TOBACCO--1.5%
  BAT Industries (UK).................   8,900,000     61,709
                                                   ----------
TOYS & AMUSEMENTS--0.5%
  Nintendo Co. (JP)...................     200,000     12,788
  Sega Enterprises (JP)...............     200,000      8,081
                                                   ----------
                                                       20,869
                                                   ----------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                     VALUE
                                        SHARES       (000S)
                                      -----------  ----------
WATER DISTRIBUTION--0.6%
  Lyonnaise Des Eaux SA
    (FR)..............................     270,558 $   23,920
                                                   ----------
TOTAL COMMON STOCKS
  (Cost $2,518,729)..............................   3,789,018
                                                   ----------
UNITS--0.7%
  (Cost $65,340)
Eurotunnel (FR)*......................  20,000,000     29,144
                                                   ----------

CONVERTIBLE BONDS--1.2%
  (Cost $39,600)

                                       PRINCIPAL
                                        AMOUNT
                                        (000S)
                                      -----------
LibLife International BV
  6.500%--09/30/2004 (S.AFR)..........     $40,000     47,500
                                                   ----------
SHORT-TERM INVESTMENTS--4.0%
COMMERCIAL PAPER
  American Express Credit Corp.
    5.210%--11/05/1996................      13,728     13,728
    5.230%--11/13/1996................      18,265     18,265
    5.240%--11/18/1996................      12,041     12,041
                                                   ----------
                                                       44,034
                                                   ----------

                                       PRINCIPAL
                                        AMOUNT       VALUE
                                        (000S)       (000S)
                                      -----------  ----------
  Exxon Asset Management
    5.220%--11/01/96..................     $ 9,960 $    9,960
                                                   ----------
  Exxon Funding B V
    5.220%--11/04/96..................      14,504     14,504
                                                   ----------
  General Electric Capital Corp.
    5.220%--11/06/1996................      17,574     17,574
    5.250%--11/14/1996................       9,607      9,607
                                                   ----------
                                                       27,181
                                                   ----------
  General Motors Acceptance Corp.
    5.240%--11/08/1996................      10,539     10,539
    5.240%--11/12/1996................      10,608     10,608
                                                   ----------
                                                       21,147
                                                   ----------
  Prudential Funding Corp.
    5.220%--11/07/1996................      18,195     18,195
    5.240%--11/15/1996................      10,778     10,778
    5.250%--11/19/1996................      14,911     14,911
                                                   ----------
                                                       43,884
                                                   ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $160,710)................................     160,710
                                                   ----------
TOTAL INVESTMENTS--99.9%
  (Cost $2,784,379)..............................   4,026,372
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.1%.........................       3,755
                                                   ----------
TOTAL NET ASSETS--100.0%.........................  $4,030,127
                                                   ==========

------------
(1) GDR after the name of a foreign holding stands for Global Depository Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
(2) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions, exempt from registration, normally to qualified institutional buyers. At October 31, 1996 these securities were valued at $1,180 or .03% of net assets.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Common Stock Holdings (%)
(Excludes net cash and short-term investments of 2.3%)

    Computer Software                   0.1
    Hotels & Restaurants                0.1
    Leisure Time                        0.1
    Mining                              0.1
    Natural Gas                         0.1
    Petroleum Services                  0.1
    Photographic Equipment              0.1
    Pollution Control                   0.1
    Railroads                           0.1
    Aerospace                           0.2
    Tobacco                             0.2
    Financial Services                  0.3
    Computers & Business Equipment      0.4
    Automobile                          0.8
    Apparel                             0.9
    Gas Exploration                     0.9
    Household Products                  1.0
    Newspapers                          1.2
    Machinery                           1.3
    Cosmetics                           1.5
    Auto Parts                          1.6
    Publishing                          1.6
    Metals                              1.9
    Business Services                   2.1
    Conglomerates                       2.1
    Construction Materials              2.1
    Tools                               2.3
    Food & Beverage                     3.4
    Retailing                           3.5
    Petroleum Domestic                  4.2
    Electronics                         4.4
    Electrical Equipment                4.6
    Paper Products                      4.9
    Public Utilities/Electric           5.5
    Banking                             5.7
    Insurance                           5.7
    Drugs & Healthcare                  6.2
    Chemicals                           6.7
    Petroleum International             9.7
    Telecommunications                  9.9

COMMON STOCKS--97.7%

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
AEROSPACE--0.2%
  Boeing Co. ............................      500   $     48
  Lockheed Martin Corp. .................    1,100         99
  United Technologies Corp. .............      500         64
                                                     --------
                                                          211
                                                     --------
APPAREL--0.9%
  Shaw Inds Inc. ........................   85,900      1,009
                                                     --------
AUTOMOBILE--0.8%
  Chrysler Corp. ........................    2,200         74
  Federal Signal Corp. ..................   19,700        507
  Ford Motor Co. Del.....................    7,600        238
  General Motors Corp. ..................      800         43
                                                     --------
                                                          862
                                                     --------
AUTO PARTS--1.6%
  Echlin Inc. ...........................   54,200      1,768
                                                     --------
BANKING--5.7%
  Banc One Corp. ........................    3,694        157
  BankAmerica Corp. .....................      600         55
  Central Fiduciary Banks, Inc. .........   56,400      1,431
  Chase Manhattan Corp. New..............      300         26
  Citicorp...............................      400         40
  Corestates Financial Corp. ............    1,600         78
  Crestar Financial Corp. ...............   26,850      1,651
  First America Bank Corp. ..............      600         33
  First American Corp. TN................   16,400        816
  Firstar Corp. New......................      600         29
  Firstar UN Corp. ......................    1,600        116
  Great Western Financial Corp. .........      500         14
  H F Ahmanson & Co. ....................      500         16
  Huntington Bancshares, Inc. ...........    2,155         52
  J P Morgan & Co Inc. ..................    1,300        112
  Jefferson Bankshares Inc. .............   20,700        569
  Keycorp New............................    2,500        117
  Keystone Financial Inc. ...............      500         13
  National Comm Bancorp..................      400         14
  NationsBank Corp. .....................    1,400        132
  Roosevelt Financial Group Inc. ........   43,600        758
  Suntrust BKS Inc. .....................    2,700        126
  US Bancorp OR..........................    1,000         40
                                                     --------
                                                        6,395
                                                     --------
BUSINESS SERVICES--2.1%
  Automatic Data Processing, Inc. .......      600         25
  H & R Block, Inc. .....................   67,800      1,678
  Ogden Corp. ...........................   31,700        575
  Polygram NV............................      700         33
  R.R. Donelley & Sons Co. ..............    1,500         46
  Viad Corp. ............................      400          6
                                                     --------
                                                        2,363
                                                     --------
CHEMICALS--6.7%
  Akzo Nobel NV ADR(1)...................   23,300      1,471
  Dow Chemical Co. ......................    2,900        225
  E I DuPont De Nemours & Co. ...........    1,600        148
  Eastman Chemical Co. ..................      500         26

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
  Ethyl Corp. ...........................  124,300   $  1,025
  Lawter International Inc. .............   33,300        391
  Loctite Corp. .........................    7,700        451
  Morton International Inc. .............    1,400         55
  PPG Industries, Inc. ..................    1,000         57
  Potash Corp. Saskatchewan Inc.(2)......    1,000         71
  R.P.M. Inc. OH.........................   13,500        226
  Rohm & Haas Co. .......................   22,700      1,620
  Witco Corp. ...........................   57,600      1,786
                                                     --------
                                                        7,552
                                                     --------
COMPUTERS & BUSINESS EQUIPMENT--0.4%
  Hewlett Packard Co. ...................    4,800        212
  International Business Machines
    Corp. ...............................    1,400        181
                                                     --------
                                                          393
                                                     --------
COMPUTER SOFTWARE--0.1%
  Microsoft Corp. .......................    1,000        137
                                                     --------
CONGLOMERATES--2.1%
  Harcourt General Inc. .................    2,300        114
  ITT Industries Inc. ...................   87,900      2,044
  Minnesota Mining & Manufacturing
    Co. .................................    2,100        161
                                                     --------
                                                        2,319
                                                     --------
CONSTRUCTION MATERIALS--2.1%
  Armstrong World Industries, Inc........   10,100        674
  Masco Corp. ...........................   54,100      1,697
  Sherwin Williams Co. ..................      300         15
                                                     --------
                                                        2,386
                                                     --------
CONTAINERS & GLASS--0.0%
  Crown Cork & Seal Inc.*................      600         29
                                                     --------
COSMETICS--1.5%
  International Flavours.................   41,000      1,696
                                                     --------
DRUGS & HEALTHCARE--6.2%
  Abbott Labs............................    5,100        258
  Baxter International Inc. .............   44,400      1,848
  Bristol Myers Squibb Co. ..............    3,700        391
  Johnson & Johnson......................    2,000         99
  Merck & Co. Inc. ......................    5,200        385
  Pfizer Inc. ...........................    1,100         91
  Pharmacia and Upjohn Inc. .............   53,600      1,930
  Rhone Poulenc Rorer, Inc. .............      600         40
  Schering Plough Corp. .................    1,200         77
  Warner Lambert Co. ....................   27,900      1,775
                                                     --------
                                                        6,894
                                                     --------
ELECTRICAL EQUIPMENT--4.6%
  Emerson Electric Co. ..................      500         44
  General Electric Co. ..................   13,800      1,335
  National Service Industries, Inc. .....   51,300      1,770
  Philips Electronics NV ADR(1)..........   54,800      1,932
  Westinghouse Electric Corp. ...........    1,000         17
                                                     --------
                                                        5,098
                                                     --------

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
ELECTRONICS--4.4%
  AMP Inc. ..............................   50,300   $  1,704
  Electronic Data Systems Corp. New......    1,100         49
  Harris Corp. Del.......................   20,600      1,290
  Intel Corp. ...........................      800         88
  Motorola Inc. .........................    2,500        115
  Raytheon Co. ..........................      900         44
  Thomas & Betts Corp. ..................   38,400      1,627
                                                     --------
                                                        4,917
                                                     --------
FINANCIAL SERVICES--0.3%
  American Express Co. ..................    1,500         71
  Dean Witter Discover & Co. ............      600         35
  Federal National Mortgage
    Association .........................    3,200        125
  Merrill Lynch & Co Inc. ...............      800         56
  Travelers Group Inc. ..................    1,803         98
                                                     --------
                                                          385
                                                     --------
FOOD & BEVERAGE--3.4%
  Cadbury Schweppes ADR(1) ..............   31,700      1,070
  Campbell Soup Co. .....................      900         72
  Coca Cola Co. .........................   20,400      1,030
  Conagra Inc. ..........................    1,400         70
  Lance Inc. ............................   49,600        868
  Pepsico Inc. ..........................    2,900         86
  Sara Lee Corp. ........................    2,000         71
  Sysco Corp. ...........................    1,300         44
  Tasty Baking Corp. ....................   13,300        186
  Unilever NV ADR(1) ....................    2,300        352
                                                     --------
                                                        3,849
                                                     --------
GAS EXPLORATION--0.9%
  Burlington Resources, Inc. ............      700         35
  ENI SPA ADR(1) ........................   13,600        646
  Occidental Petroleum Corp. ............   13,200        323
  Oryx Energy Co.* ......................      500         10
  Union Pacific Res Group Inc. ..........      508         14
  Union Texas Petroleum Holdings Inc. ...      500         11
                                                     --------
                                                        1,039
                                                     --------
GROCERIES--0.0%
  Albertsons Inc. .......................      800         28
  Kroger Co.* ...........................      500         22
                                                     --------
                                                           50
                                                     --------
HOTELS & RESTAURANTS--0.1%
  Harrahs Entertainment Inc.* ...........      300          5
  McDonald's Corporation ................    1,800         80
                                                     --------
                                                           85
                                                     --------
HOUSEHOLD PRODUCTS--1.0%
  Gillette Co. ..........................      600         45
  Procter & Gamble Co. ..................    2,900        287
  Rubbermaid Inc. .......................   35,500        825
                                                     --------
                                                        1,157
                                                     --------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
INSURANCE--5.7%
  Allstate Corp. ........................    3,868   $    217
  American Financial Group, Inc. ........   14,300        513
  American General Corp. ................   37,800      1,408
  American International Group, Inc. ....    5,050        549
  ITT Hartford Group Inc. ...............   25,700      1,619
  Lincoln National Corp. ................   22,200      1,077
  Loews Corp. ...........................    2,000        165
  Safeco Corp. ..........................      600         23
  St. Paul Companies, Inc. ..............      400         22
  Torchmark Inc. ........................   16,600        803
  Unitrin, Inc. .........................      300         15
                                                     --------
                                                        6,411
                                                     --------
LEISURE TIME--0.1%
  Carnival Corp., Cl. A .................    1,700         51
  Disney (Walt) Co. .....................    1,000         66
                                                     --------
                                                          117
                                                     --------
MACHINERY--1.3%
  Barnes Group, Inc. ....................      300         17
  Caterpillar Inc. ......................      800         55
  Deere & Co. ...........................      900         38
  Parker Hannafin Corp. .................    1,400         53
  Timken Co. ............................   30,100      1,343
                                                     --------
                                                        1,506
                                                     --------
METALS--1.9%
  Alcan Aluminum LTD ....................    1,800         59
  Allegheny Teldyne Inc. ................    2,600         56
  Aluminum Co. of America ...............      600         35
  Barrick Gold Corp. ....................    1,400         37
  Inco LTD (2) ..........................    2,600         83
  Reynolds Metals Co. ...................   33,000      1,856
  USX U S Steel .........................    2,100         57
                                                     --------
                                                        2,183
                                                     --------
MINING--0.1%
  Freeport McMoran Copper & Gold Cl. A...      150          4
  Freeport McMoran Copper & Gold Cl. B...    2,656         81
  Homestake Mining Co. ..................      700         10
  Placer Dome, Inc. .....................    1,000         24
  Santa Fe Pacific Gold Corp. ...........    1,320         16
                                                     --------
                                                          135
                                                     --------
NATURAL GAS--0.1%
  Enron Corp. ...........................      500         23
  Sonat, Inc. ...........................      500         25
  Transcanada Pipelines Ltd.(2)..........    5,800         98
                                                     --------
                                                          146
                                                     --------
NEWSPAPERS--1.2%
  Dow Jones & Co. Inc. ..................   37,300      1,231
  Gannett Inc. ..........................    1,000         76
                                                     --------
                                                        1,307
                                                     --------

                                                        VALUE
                                            SHARES     (000S)
                                          --------   --------
PAPER PRODUCTS--4.9%
  Champion International Corp. ..........    1,500         65
  Consolidated Papers Inc. ..............   19,200        962

  International Paper Co. ...............   42,200   $  1,804
  Kimberly Clark Corp. ..................      800         75
  Union Camp Corp. ......................   22,800      1,111
  Westvaco Corp. ........................   51,500      1,468
                                                     --------
                                                        5,485
                                                     --------
PETROLEUM DOMESTIC--4.2%
  Amerada Hess Corp. ....................      400         22
  Ashland Inc. ..........................      300         13
  Atlantic Richfield Co. ................    2,700        358
  Freeport McMoran Inc. .................      666         21
  Kerr McGee Corp. ......................   30,500      1,914
  Sun Inc. ..............................   18,700        418
  Tenneco, Inc. .........................   35,900      1,777
  USX Marathon Group ....................    5,300        116
  Westcoast Energy Inc. .................    1,500         25
                                                     --------
                                                        4,664
                                                     --------
PETROLEUM INTERNATIONAL--9.7%
  Amoco Corp. ...........................   33,400      2,530
  Chevron Corp. .........................   11,300        743
  Exxon Corp. ...........................   31,900      2,827
  Mobil Corp. ...........................   22,000      2,569
  Royal Dutch Petroleum Corp. ADR(1) ....    7,500      1,240
  Texaco, Inc. ..........................    9,100        925
                                                     --------
                                                       10,834
                                                     --------
PETROLEUM SERVICES--0.1%
  Schlumberger Ltd. .....................    1,200        119
                                                     --------
PHOTOGRAPHIC EQUIPMENT--0.1%
  Eastman Kodak Co. .....................    2,000        159
                                                     --------
POLLUTION CONTROL--0.1%
  WMX Technologies Inc. .................    1,900         65
                                                     --------
PUBLIC UTILITIES/ELECTRIC--5.5%
  Baltimore Gas & Electric Co. ..........    2,800         76
  Central & South West Corp. ............   40,300      1,068
  Chilgener SA ADR(1) ...................   20,100        455
  Cinergy Corp. .........................   35,300      1,169
  Consolidated Edison Co. NY Inc. .......    2,100         61
  DPL Inc. ..............................   13,000        310
  Dominion Resources Inc. VA ............    4,000        151
  Duke Power Co. ........................    1,000         49
  Edison International ..................    4,900         97
  Entergy Corp. .........................    1,500         42
  Houston Industries, Inc. ..............    5,200        119
  Illinova Corp. ........................   11,400        311
  LG & E Energy Corp. ...................   13,300        308
  Midamerican Energy Co. ................    1,400         22
  Northeast Utilities ...................    3,600         39
  Nova Corp. Alta .......................   11,000         95
  PP & L Resources Inc. .................    3,100         72
  Pacificorp ............................    3,800         80
  Scana Corp. ...........................    7,600        203

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
  Southern Co. ..........................   15,100   $    334
  Unicom Corp. ..........................    5,000        130
  Western Res. Inc. .....................   31,100        933
                                                     --------
                                                        6,124
                                                     --------
PUBLISHING--1.6%
  American Greetings, Cl. A .............   14,300        419
  McGraw Hill Cos. Inc. .................   27,900      1,308
  Time Warner Inc. ......................      500         19
                                                     --------
                                                        1,746
                                                     --------
RAILROADS--0.1%
  CSX Corp. .............................      800         34
  Union Pacific Corp. ...................      600         34
                                                     --------
                                                           68
                                                     --------
RETAILING--3.5%
  Autozone Inc.* ........................      600         15
  Footstar Inc. .........................      173          4
  J. C. Penney Inc. .....................   36,800      1,932
  Limited, Inc. .........................      761         14
  May Department Stores Co. .............   35,700      1,691
  Melville Corp. ........................      600         22
  Sears, Roebuck & Co. ..................    1,800         87
  Toys R Us, Inc.* ......................      300         10
  WalMart Stores, Inc. ..................    3,900        104
                                                     --------
                                                        3,879
                                                     --------
TELECOMMUNICATIONS--9.9%
  AT & T Corp. ..........................   11,100        387
  Airtouch Communications Inc.* .........    9,800        256
  Alltel Corp. ..........................   55,600      1,696
  Ameritech Corp. .......................    7,200        394
  Bell Atlantic Corp. ...................    5,000        301
  BellSouth Corp. .......................   16,000        652
  Frontier Corp. ........................   51,400      1,491
  GTE Corp. .............................   60,700      2,557
  Lucent Technologies Inc. ..............    3,597        169
  Northern Telecom Ltd. .................    2,000        130
  Nynex Corp. ...........................   11,900        530
  Pacific Telesis Group .................    4,600        156
  SBC Communications Inc. ...............    7,500        365
  Southern New England Telecomm Corp.....   44,400      1,654
  Sprint Corp. ..........................    4,800        188
  U S West Inc. .........................    7,100        216
                                                     --------
                                                       11,142
                                                     --------

                                                      VALUE
                                           SHARES     (000S)
                                          --------   --------
TIRES & RUBBER--0.0%
  Goodyear Tire and Rubber Co. ..........      600   $     28
                                                     --------
TOBACCO--0.2%
  Philip Morris Companies Inc. ..........    2,300        213
                                                     --------
TOOLS--2.3%
  Snap On Inc. ..........................   37,850      1,216
  Stanley Works .........................   49,800      1,407
                                                     --------
                                                        2,623
                                                     --------
TOTAL COMMON STOCKS
  (Cost $100,826)........................             109,548
                                                     --------
SHORT-TERM INVESTMENTS--1.4%
                                          PRINCIPAL
                                           AMOUNT
                                           (000S)
                                          --------
REPURCHASE AGREEMENTS
  Repurchase Agreement with State Street
    Bank & Trust dated October 31, 1996
    due on demand at 4.250%,
    collateralized by a U.S. Treasury
    Note, 5.625% February 28, 2001, par
    value of $1,180 (repurchase proceeds
    of $1,146 when closed on November 1,
    1996)................................   $1,146      1,146
  Repurchase Agreement with State Street
    Bank & Trust dated October 31, 1996
    due on demand at 4.250%,
    collateralized by a U.S. Treasury
    Bond, 9.875% November 15, 2015, par
    value of $285 (repurchase proceeds of
    $382 when closed on November 1,
    1996)................................      382        382
                                                     --------
TOTAL SHORT TERM-INVESTMENTS
  (Cost $1,528)...................................      1,528
                                                     --------
TOTAL INVESTMENTS--99.1%
  (Cost $102,354).................................    111,076
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.9%..........................      1,033
                                                     --------
TOTAL NET ASSETS--100%............................   $112,109
                                                     ========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
(2) Canadian security U. S. dollar denominated.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Total Investments (%)
(Excludes net cash and short-term investments of 0.5%)

    Options                            0.7
    Asset Backed Securities            1.8
    Foreign Bonds                      8.3
    U.S. Government Obligations       15.9
    Corporate Bonds & Notes           20.1
    Mortgage Related Securities       52.7

ASSET BACKED SECURITIES--1.8%
  (Cost $5,000)

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
Student Loan Marketing Association
  Series 1995 Cl. A-2
  6.810%--10/25/2007+..................      $ 5,000    $  5,008
                                                        --------
CORPORATE BONDS & NOTES--20.1%
AMR Corp. MTN(1)
  10.000%--03/07/2001..................        2,000       2,237
Banco Nacional De Obras Y Serv
  6.875%--10/01/1998(a)................        3,000       2,924
Banesto Del Inc.
  8.250%--07/28/2002...................        3,000       3,207
Banesto Finance
  6.562%--04/21/2003+..................        2,000       1,971
Bancomer SA
  8.000%--07/07/1998(a)................        4,000       3,988
CTC Mansfield Funding Corp.
  11.125%--09/30/2016..................        2,000       2,125
Cemex SA MTN(1)
  8.500%--08/31/2000...................        1,000         952
Chrysler Financial Corp. MTN(1)
  7.250%--03/18/1997...................        2,500       2,516
Comerica Inc.
  10.125%--06/01/1998..................           50          53
Commonwealth Edison Co.
  5.375%--04/01/1997...................          569         567
  8.000%--10/15/2003...................        3,000       3,068
                                                        --------
                                                           3,635
                                                        --------

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
General Motors Acceptance Corp. MTN(1)
  7.850%--03/05/1997...................      $ 1,750    $  1,763
General Motors Acceptance Corp.
  7.750%--04/15/1997...................        2,000       2,018
Great Western Bank
  10.500%--05/30/2000..................          700         755
Heller Financial, Inc.
  6.450%--02/15/1997...................           50          50
Hydro Quebec Yankee Bonds
  9.500%--11/15/2030...................          775         948
Long Island Lighting Co.
  6.250%--07/15/2001...................        5,000       4,706
National Rural Utilities Corp Fin
  5.300%--11/04/1996...................        5,200       5,198
  5.250%--12/06/1996...................        3,800       3,781
                                                        --------
                                                           8,979
                                                        --------
Saferco Products Inc. MTN(1)
  9.630%--05/31/2000...................          500         552
Texas New Mexico Power Co.
  11.250%--01/15/1997..................          775         782
Texas Utilities Electric Co.
  6.265%--05/01/1999+..................        5,000       5,015
Time Warner Inc.
  6.835%--08/15/2000+..................          750         750
  7.975%--08/15/2004...................          450         463
  8.110%--08/15/2006...................          900         910
  8.180%--08/15/2007...................          900         937
                                                        --------
                                                           3,060
                                                        --------
United Air Lines Inc.
  6.750%--12/01/1997 MTN(1)............        4,000       4,015
Xerox Credit Corp.
  10.000%--04/01/1999..................           50          54
                                                        --------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $ 55,438)....................................     56,305
                                                        --------
FOREIGN BONDS--8.3%
Canadian Government Series A-79
  8.750%--12/01/2005...................    C  $ 9,300      8,059
Mexico (UTD MES ST)
  (Mexican Value Recovery
  Rights Attached)
  5.812%--12/31/2019+..................       $ 1,250      1,027

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
FOREIGN BONDS--CONTINUED

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
New Zealand
  10.000%--03/15/2002..................   NZ $ 6,400    $  5,059
  8.000%--04/15/2004...................        7,000       5,145
                                                        --------
                                                          10,204
                                                        --------
Republic of Argentina, Series L
  6.312%--05/31/2005+..................      $ 4,900       4,018
                                                        --------
TOTAL FOREIGN BONDS
  (Cost $21,701).......................                   23,308
                                                        --------
MORTGAGE RELATED SECURITIES--52.7%
COLLATERALIZED MORTGAGE OBLIGATIONS:
Capstead Securities Corp. IV
  Series 91 Class VII
  8.900%--12/25/2021...................          484         498
  Series 92 Class E
  8.500%--02/25/2022...................          750         762
                                                        --------
                                                           1,260

Chase Mortgage Financial Corp. REMIC
  Series 1990 Cl. 2A2,
  7.500%--03/25/2025...................          406         406
  Series 1992 Cl. A1 Pass Thru REMIC
  8.000%--06/25/2024...................           54          54
                                                        --------
                                                             460
                                                        --------
Collateralized Mortgage Securities
  Corp. Series F-4
  11.450%--11/01/2015..................          383         420
  Series 1988 B-4
  8.750%--04/20/2019...................          413         429
                                                        --------
                                                             849
                                                        --------
Drexel Burnham Lambert Series H-4
  8.500%--04/01/2017...................        7,782       8,173
Federal Home Loan Mortgage Corp.
  Series 30, Cl. C
  9.500%--05/15/2018...................           95          96
  Series 78, Cl. D
  8.700%--02/15/2020...................        4,138       4,261
  Series 1029, Cl. Z
  9.000%--12/15/2020...................        3,750       3,980
                                                        --------
                                                           8,337
                                                        --------
Federal National Mortgage Association
  REMIC
  Series 1993, Cl. 129T
  6.500%--02/25/2007 IO(2).............        4,887         487
  Series 1994, Cl. 23A
  6.000%--07/25/2017 IO(2).............        2,865         482
  Series 1991, Cl. Z
    6.500%--06/25/2021.................        4,578       4,101
                                                        --------
                                                           5,070
                                                        --------


                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
First Boston Mortgage Securities Corp.
  Series 92, Cl. A3
  7.500%--04/25/2021...................      $ 1,589    $  1,588
Kidder Peabody Acceptance Corp. I
  Series 1994 A1+
  7.239%--09/25/2024...................        3,000       3,047
L & N Funding Corp. GNMA Coll., Series
  A-4
  12.000%--03/17/2014+.................          891         899
MDC Mortgage Funding Corp. Cl. Q-6
  9.000%--03/20/2018...................           14          14
Norwest Mortgage Insurance Corp.
  GNMA Coll. Cl. 1-Z
  12.375%--01/01/2014..................          169         183
Prudential Home Mortgage Securities Co.
  Series 1993 Cl. A-8
  6.750%--08/25/2008...................        6,015       5,725
Residential Funding Mortgage,
  Secs. Conduit Series 1991 A-8
  9.000%--12/25/2021...................          289         292
Resolution Trust Corporation
  Mortgage Pass Thru Series 1991 L-1
  8.780%--08/25/2021+..................        3,000       3,088
Ryland Mortgage Securities Corp.,
  Series 1992 B-9
  7.193%--07/25/2022+..................        3,000       3,047
Sears Mortgage Securities Corp.
  Series 92 Cl. A
  7.586%--10/25/2022 +(a)..............        1,588       1,626
Sears Savings Bank Mortgage Pass Thru
  Series 1992 REMIC
  8.708%--05/25/2032+..................          980         992
                                                        --------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS..........................                   44,650
                                                        --------
OTHER MORTGAGE RELATED SECURITIES:
Federal Housing Authority
  Project Banco-221D
  7.400%--02/01/2021...................          887         911
  Project Banco-15
  7.450%--05/01/2021...................          352         362
  Project Reilly #52
  5.150%--06/01/2018...................          320         265
                                                        --------
                                                           1,538
                                                        --------
Federal Home Loan Mortgage Corp.
  Forward Gold 30 year, TBA(b)
  November Delivery
  6.500%--01/01/1999...................       15,000      14,372
  December Delivery
  6.500%--12/11/2026...................       15,000      14,348
                                                        --------
                                                          28,720
                                                        --------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE RELATED SECURITIES--CONTINUED
                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
Federal Home Loan Mortgage Corp.
  Pass Thru Certificates
  5.750%--03/01/1999...................      $     5    $      5
 10.500%--09/01/2000...................           25          26
  7.500%--03/01/2002...................           28          29
  8.000%--06/01/2011...................          101         105
  8.500%--02/01/2017...................          146         151
  8.000%--08/01/2024...................        2,963       3,056
  8.000%--04/01/2025...................          533         546
  8.000%--04/01/2025...................          391         400
  8.000%--05/01/2025...................           20          21
  8.000%--06/01/2025...................          390         399
  8.000%--07/01/2025...................           31          32
  8.000%--07/01/2025...................          422         433
  8.000%--07/01/2025...................           16          16
  8.000%--08/01/2025...................          456         468
  8.000%--09/01/2025...................          424         434
  8.000%--10/01/2025...................          403         413
  8.000%--10/01/2025...................          498         511
  8.000%--10/01/2025...................          479         491
  8.000%--11/01/2025...................           32          32
  8.000%--11/01/2025...................          403         414
                                                         -------
                                                           7,982
                                                         -------
Federal National Mortgage Association
  Pass Thru Certificates
  9.000%--03/01/2005...................          296         311
  9.000%--11/01/2009...................        2,079       2,188
  8.500%--12/01/2009...................           18          19
  9.500%--04/01/2011...................           89          96
  6.308%--12/01/2027...................        2,549       2,542
                                                         -------
                                                           5,156
                                                         -------
Government National Mortgage
  Association
  7.250%--01/20/1999...................        7,487       7,645
  6.500%--03/20/2017...................        1,773       1,801
  6.750%--08/20/2017...................          428         412
  7.125%--08/20/2022...................        5,058       5,159
  7.000%--09/20/2023...................        3,639       3,714
  6.500%--05/20/2024...................        3,724       3,803
  7.000%--05/20/2024...................        1,563       1,594
  7.375%--06/20/2024...................        7,189       7,340
  7.250%--07/20/2024...................          103         105
  7.250%--08/20/2024...................        3,771       3,850
  7.500%--12/20/2024...................          761         776
  7.000%--01/20/2025...................        3,708       3,756
  7.000%--02/20/2025...................        1,355       1,382
  7.000%--02/20/2025...................        1,744       1,779
  7.000%--10/20/2025...................        1,041       1,062
                                                         -------
                                                          44,178
                                                         -------

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
Government National Mortgage
  Association TBA(b)
  November Delivery
  6.000%--12/23/2026...................      $ 2,000    $  2,004
  December Delivery
  7.000%--11/19/2026...................       10,000       9,816
                                                        --------
                                                          11,820
                                                        --------
United Airlines Pass Thru Certificate
  Series 1993 C-2
  9.060%--06/17/2015+..................        3,000       3,286
                                                        --------
TOTAL OTHER MORTGAGE RELATED
  SECURITIES...........................                  102,680
                                                        --------
TOTAL MORTGAGE RELATED SECURITIES
  (Cost $145,877)......................                  147,330
                                                        --------

OPTIONS--0.7%
                                             NO. OF
                                            CONTRACTS
                                            ---------
CME Put Option, Eurodollars,
  Strike Price @ 91.50
  Expiration, 03/17/1997...............          100           3
U.S. Treasury Note Call Option
  Strike Price @ 92.72
  Expiration, 01/06/1997...............       25,000       1,999
                                                        --------
TOTAL OPTIONS
  (Cost $1,955)........................                    2,002
                                                        --------
U.S. GOVERNMENT OBLIGATIONS--15.9%
U.S. Treasury Notes
  5.625%--06/30/1997...................       30,000      30,056
  5.750%--09/30/1997...................       10,000      10,028
  6.000%--09/30/1998...................        3,000       3,015
                                                        --------
                                                          43,099
                                                        --------
U.S. Treasury Bond
  6.875%--08/15/2025...................        1,500       1,534
                                                        --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $44,418).......................                   44,633
                                                        --------
SHORT-TERM INVESTMENTS--16.2%
REPURCHASE AGREEMENTS
Repurchase Agreement with State Street
  Bank & Trust dated October 31, 1996
  due November 1, 1996 at 4.250%,
  collateralized by a U.S. Treasury
  Note, 9.125% May 15, 1999, par value
  of $3,580 (repurchase proceeds of
  $3,922 when closed on November 1,
  1996)................................        3,922       3,922
                                                        --------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--CONTINUED
                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
U.S. TREASURY BILLS
  6.125%--11/14/1996#..................      $   310    $    310
  5.380%--11/21/1996#..................          730         728
  5.350%--01/23/1997#..................          840         830
                                                        --------
                                                           1,868
                                                        --------
COMMERCIAL PAPER
Caisse D. Amortissement
  5.320%--11/20/1996...................        5,100       5,086
  5.270%--11/21/1996...................        2,300       2,293
  5.300%--12/04/1996...................        1,000         995
                                                        --------
                                                           8,374
                                                        --------
Canadian Wheat Board
  5.250%--11/13/1996...................          700         699
E I DuPont De Nemours & Co.
  5.230%--12/20/1996...................        5,800       5,759
Federal Home Loan Mortgage Corp.
  5.290%--11/13/1996...................          800         795
Ford Motor Credit Co.
  5.280%--11/12/1996...................        3,500       3,494
General Electric Capital Corp.
  5.250%--12/09/1996...................        6,200       6,166
Georgia Pacific Corp.
  9.850%--06/15/1997...................          800         819
Kellogg Co.
  5.230%--12/16/1996...................        1,300       1,292

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)      (000S)
                                            ---------   --------
KFW International Finance Inc.
  5.300%--11/12/1996...................      $ 1,200    $  1,198
  5.240%--11/22/1996...................        4,500       4,486
  5.240%--11/26/1996...................        2,100       2,092
  5.240%--12/06/1996...................          500         498
                                                        --------
                                                           8,274
                                                        --------
Minnesota Mining &
  Manufacturing Co.
  5.280%--11/22/1996...................          400         399
Mobil Australia Finance Co.
  5.240%--12/12/1996...................        1,800       1,789
New Center Asset Trust
  5.310%--11/05/1996...................          200         200
Procter & Gamble Co.
  5.370%--11/01/1996...................          800         800
Wool International
  5.270%--11/20/1996...................          700         698
                                                        --------
TOTAL COMMERCIAL PAPER.................                   39,558
                                                        --------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $45,347).......................                   45,348
                                                        --------
TOTAL INVESTMENTS--115.7%
  (Cost $319,736)......................                  323,934
                                                        --------
CASH AND OTHER ASSETS
  LESS LIABILITIES--(15.7%)............                  (44,085)
                                                        --------
TOTAL NET ASSETS--100.0%...............                 $279,849
                                                        ========

------------

 # At October 31, 1996, U.S. Treasury Bills held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts. (See Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $1,868.

 + Variable rate security. The stated rate represents the rate in effect at October 31, 1996.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1996, these securities were valued at $8,538 or 3.1% of net assets.

(b) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1996. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1% from the principal amount. Income on TBA's is not earned until settlement date. (See Note 2 to the Financial Statements).

(1) MTN after the name of a security stands for Medium Term Note.

(2) Interest only (IO) securities represent the right to receive the periodic interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The principal amount represents the notional amount on which current interest is calculated.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
(All dollar values are represented in thousands)

    FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1996 ARE AS FOLLOWS:

                                                                            AGGREGATE
                                                             NUMBER OF    FACE VALUE OF     EXPIRATION DATE       UNREALIZED
                 CONTRACTS                                   CONTRACTS      CONTRACTS        OF CONTRACTS        APPRECIATION
                 ---------                                   ---------    -------------    -----------------    --------------
U.S. Treasury Bond--30 Yr. (Buy).........................      305         $30,500         December, 1996          $1,736
U.S. Treasury Note--10 Yr. (Buy).........................      680          68,000         December, 1996           2,395
U.S. Treasury Note--5 Yr. (Buy)..........................       80           8,000         December, 1996             176
                                                                                                                   ------
                                                                                                                   $4,307
                                                                                                                   ======

    WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 1996 ARE AS FOLLOWS:

                                                                            NUMBER OF      EXPIRATION DATE/
                  OPTIONS                                                   CONTRACTS        STRIKE PRICE           VALUE
                  -------                                                 -------------    -----------------    --------------
Euro Dollar Futures (Put).............................................        60           March, 1997/93             $ (1)
Euro Dollar Futures (Put).............................................        50           June, 1997/93.25             (6)
Euro Dollar Futures (Put).............................................       300           June, 1997/93.50            (59)
                                                                                                                      ----
Written options outstanding, at value (premiums received $317)........                                                $(66)
                                                                                                                      ====

    FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1996 ARE AS
FOLLOWS:

                                                                                                                  UNREALIZED
                                                              MARKET        AGGREGATE                           APPRECIATION/
                                                               VALUE       FACE VALUE        DELIVERY DATE      (DEPRECIATION)
                 CURRENCY                       COUNTRY       (000S)         (000S)           OF CONTRACT           (000S)
                 --------                     -----------    ---------    -------------    -----------------    --------------
Dollar (Sell)..............................   Canada          $ 3,000        $ 2,978       January 21, 1997          $ (22)
Dollar (Sell)..............................   Canada            1,500          1,494       January 30, 1997             (6)
Dollar (Sell)..............................   Canada            4,529          4,392       May 22, 1997               (137)
Dollar (Sell)..............................   New Zealand      10,272         10,243       November 15, 1996           (29)
Mark (Sell)................................   Germany           7,151          7,674       December 2, 1996            523
Mark (Buy).................................   Germany           7,151          7,218       December 2, 1996            (67)
Mark (Sell)................................   Germany           1,077          1,156       December 9, 1996             79
Mark (Buy).................................   Germany           1,077          1,087       December 9, 1996            (10)
                                                                                                                     -----
                                                                                                                     $ 331
                                                                                                                     =====

    TBA SALE COMMITMENTS AT OCTOBER 31, 1996 ARE AS FOLLOWS:

                                                                      PRINCIPAL
                                                                       AMOUNT                                       MARKET VALUE
                                                                       (000S)      DELIVERY MONTH    COUPON RATE       (000S)
                                                                      ---------    --------------    -----------    ------------
Federal Home Loan Mortgage Corp. Forward Gold 30 year..............    $15,000        November          6.500%        $ 14,348
                                                                                                                        ======

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Total Investments (%)
(Excludes net cash and short-term investments of -11.8%)

    Options                            0.4
    Foreign Government Obligations     6.5
    U.S. Government Obligations       35.4
    Mortgage Related Securities       69.5

FOREIGN GOVERNMENT OBLIGATIONS--6.5%
  (Cost $11,711)

                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
                                           ---------  --------
  Canadian Government Series A-80
    8.000% -- 11/01/1998..................  $15,000   $ 11,953
                                                      --------
MORTGAGE RELATED SECURITIES--69.5%

GOVERNMENT AGENCY PASS-THROUGHS:
  Federal Home Loan Mortgage
    Pool #490010
    9.000%--06/01/1997....................      564        565
                                                      --------
  Federal National Mortgage Association
    Forward Gold 30 year, TBA(1)
    November Delivery
    8.000%--10/10/2026....................   30,000     30,900
                                                      --------
  Federal National Mortgage Association
    Pass Thru Certificates
    Pool #250228
      9.000%--04/01/2025..................    3,461      3,643
    Pool #250239
      9.000%--05/01/2025..................    3,311      3,485
    Pool #303669
      9.000%--11/01/2025..................    5,664      5,961
                                                      --------
                                                        13,089
                                                      --------
  Federal National Mortgage
    Association Pass Thru TBA(1)
    November Delivery
    7.000%--11/01/2026....................    6,400      6,280
                                                      --------
  Government National Mortgage
    Association TBA(1)
    November Delivery
    7.500%--11/15/2026....................   12,000     12,026
                                                      --------
  Government National Mortgage
    Association Pass Thru Certificates
    Pool #428618
      7.500%--04/15/1999..................       49         48

                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
                                           ---------  --------
    Pool #428620
      7.500%--08/15/1999..................  $    60   $     59
                                                      --------
                                                           107
                                                      --------
  Government National Mortgage Association
    Project Construction Loan
    7.500%--04/01/1998....................      392        384
    7.500%--05/01/1998....................      312        304
    7.500%--08/15/1998....................      590        578
                                                      --------
                                                         1,266
                                                      --------
TOTAL GOVERNMENT AGENCY PASS THROUGHS...............  $ 64,233
                                                      --------
COLLATERALIZED MORTGAGE OBLIGATIONS
  Continental Mortgage Home Equity Loan
    Cl. A9
    1.300%--09/15/2027 IO(3)..............   60,614      2,154
    Cl. A10
    0.900%--09/15/2027 IO(3)..............   22,848        611
    Series 96-3, Cl. A9
    0.056%--09/15/2027 IO(3)..............   60,614         85
    Series 96-3, Cl. A10
    0.043%--09/15/2027 IO(3)..............   22,848         43
                                                      --------
                                                         2,893
                                                      --------
  Federal National Mortgage Association REMIC
    Series 1993 Cl. S
    4.771%--09/25/2000....................    5,720      5,260
    Series 1992 Cl. 70
    1,139.681%--04/25/2007 IOette(2)......        4        115
    Series 1992 Cl. L
    1,098.798%--07/25/2007 IOette(2)......        4        112
    Series 1992 Cl. 108
    1,051.718%--07/25/2007 IOette(2)......        2         67
    Series 1994 Cl. PC
    7.000%--05/25/2013 PAC................    5,000      5,053
    Series 1990 Cl. L
    1,009.000%--09/25/2020 IOette(2)......        7        226
    Series 1993 Cl. B
    12/25/2020 PO(4)......................      828        612
    Series 1992 Cl. E
    449.185%--12/25/2021 IOette(2)........        7         98
    Series 1992 Cl. 8 L
    887.560% 01/25/2022 IOette(2).........        3         86
    Series 1993 Cl. E
    5/25/2022 PO(4).......................      605        388
    Series 1993 Cl. J
    6/25/2023 PO(4).......................      312        192
    Series 1993 Cl. N
    6/25/2023 PO(4).......................      263        161
    Series 1993 Cl. J
    08/25/2023 PO(4)......................    8,451      4,815

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE RELATED SECURITIES--CONTINUED

                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
                                           ---------  --------
    Series 1993 Cl. C
    8/25/2023 PO(4).......................  $   369   $    303
                                                      --------
                                                        17,488
                                                      --------
  Federal National Mortgage Association STRIP
    Series 231-2
    7.500%--07/01/2023 IO(3)..............    6,061      1,917
    Series 235-2
    8.000%--08/01/2023 IO(3)..............    8,798      2,530
    Series 264-2
    8.000%--07/01/2024 IO(3)..............    2,887        887
    Series 275-2
    8.000%--10/01/2026 IO(3)..............   25,000      8,000
    Series 275-2
    10/01/2026 PO(4)......................   25,000     17,570
                                                      --------
                                                        30,904
                                                      --------
  Federal Home Loan Mortgage
    Pass Thru Certificates
    Inverse Floater, Series 1427S
    6.349%--12/15/1997....................    3,691      3,695
    Series 1255
    1,101.200%--07/15/2021 IO(3)..........        3         91
    Series 10043
    8.500%--03/01/2023 IO(3)..............    6,775      2,037
    Series 1747, Cl. 1
    8.000%--06/15/2023 PAC IO(3)..........      576         92
    Series 10037
    7.500%--02/01/2024 IO(3)..............    4,142      1,302
    Series 31
    8.000%--08/25/2026 IO(3)..............      180         61
    Series 10054
    8.000%--09/01/2026 IO(3)..............       71         24
                                                      --------
                                                         7,302
                                                      --------
  Federal Home Loan Mortgage Corp. 1906A
    7.500%--08/15/2021....................    2,700      2,710
  Prudential Home Mortgage
    Series 1994 Cl. A11
    8.750%--10/25/2024 IO(3)..............    2,927        491
    Series 1994 Cl. A8
    0.509%--10/25/2024 IO(3)..............    2,574         38
                                                      --------
                                                           529
                                                      --------
  U.S. Department of Veteran Affairs REMIC
    Series 1992 Cl. 2
    1.041%--09/15/2022 IO(3)..............   13,172        541
    Series 1994 Cl. 3
    0.053%--06/15/2024 IO(3)..............   12,023         33
    Series 1994 3B Cl. 2
    0.322%--09/15/2024 IO(3)..............    1,447         20
    Series 1995 Cl. 3
    0.292%--02/15/2025 IO(3)..............    1,889         25
    Series 1996 Cl. 1
    0.072%--06/15/2026 IO(3)..............   12,240         45
                                                      --------
                                                           664
                                                      --------

                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
                                           ---------  --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS...........
                                                      $ 62,490
                                                      --------
TOTAL MORTGAGE RELATED SECURITIES
  (Cost $125,486)...................................   126,723
                                                      --------
U.S. GOVERNMENT OBLIGATIONS--35.4%
U.S. Treasury Notes
    5.375%--11/30/1997....................  $   250        250
    6.000%--08/15/1999....................    8,000      8,019
    6.250%--05/31/2000....................      250        252
    6.375%--09/30/2001+...................   20,000     20,234
    6.500%--10/15/2006+...................   14,390     14,538
                                                      --------
                                                        43,293
                                                      --------
U.S. Treasury Bonds
    15.750%--11/15/2001+..................   15,000     21,187
                                                      --------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $63,985)....................................    64,480
                                                      --------

OPTIONS--0.4%

                                            NO. OF
                                           CONTRACTS
                                           ---------
  U.S. Treasury Note Call Option
    Strike Price @ 108.00
    Expiration 02/22/1997.................      130   $    321
  Euro Dollar Put Option
    Strike Price @ 93.50
    Expiration 09/18/1997.................       25         11
  Euro Dollar Call Option
    Strike Price @ 93.50
    Expiration 09/18/1997.................       25         54
  Euro Dollar Put Option
    Strike Price @ 93.25
    Expiration 12/18/1997.................       25         15
  Euro Dollar Call Option
    Strike Price @ 93.25
    Expiration 12/18/1997.................       25         62
  Swap Call Option
    Strike Price @ 9.00
    Expiration 09/17/2011.................       75        137
  Swap Call Option
    Strike Price @ 10.5
    Expiration 09/17/2011.................       10         91
  Swap Call Option
    Strike Price @ 9.00
    Expiration 09/17/2011.................       75         47
TOTAL OPTIONS
  (Cost $728).......................................       738
                                                      --------

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--27.6%

                                           PRINCIPAL
                                            AMOUNT     VALUE
                                            (000S)     (000S)
                                           ---------  --------
BANK OBLIGATION
  Societe Generale Montreal
    5.600%--11/01/1996....................  $   328        328
                                                      --------
U.S. TREASURY BILLS
    5.105%--02/06/1997#...................    1,000        986
    5.235%--10/16/1997+...................    9,000      8,551
    5.252%--10/16/1997....................    4,000      3,800
    5.381%--10/16/1997....................   16,500     15,676
    5.444%--10/16/1997....................   22,000     20,902
                                                      --------
                                                        49,915
                                                      --------

                                                       VALUE
                                                       (000S)
                                                      --------
TOTAL SHORT TERM INVESTMENTS
  (Cost $50,132)..........................            $ 50,243
                                                      --------
TOTAL INVESTMENTS--139.4%
  (Cost $252,042).........................             254,137

CASH AND OTHER ASSETS
  LESS LIABILITIES--(39.4%)...............             (71,839)
                                                      --------
TOTAL NET ASSETS--100.0%..................            $182,298
                                                      ========

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ARM SWAP AGREEMENTS OPEN AT OCTOBER 31, 1996 ARE AS FOLLOWS:

NOTIONAL AMOUNT (000S)    DESCRIPTION                                                                                    VALUE
----------------------    -----------                                                                                    -----
       $ 50,000           Government National Mortgage Association ARM swap agreement with Lehman Brothers Special
                          Finance terminating 9/20/2011 to pay or receive the premium or discount on the balance of the referenced pool of GNMA floating rate securities five days prior to the termination date. If the pool is trading at a premium, Lehman Brothers Special Finance pays Harbor Short
                          Duration Fund the amount of the premium. If the pool is trading at a discount, the reverse occurs. Also, Harbor Short Duration Fund will receive a fixed rate of 0.1315% of the
                          notional amount annually.                                                                       $ 0

         50,000           Government National Mortgage Association ARM swap agreement with Morgan Stanley terminating
                          9/20/2011 to pay or receive the premium or discount on the balance of the referenced pool of
                          GNMA floating rate securities five days prior to the termination date. If the pool is trading at a premium, Morgan Stanley pays Harbor Short Duration Fund the amount of the premium. If the pool is trading at a discount, the reverse occurs. Also, Harbor Short
                          Duration Fund will receive a fixed rate of 0.1315% of the notional amount annually.               0
                                                                                                                          ---
                                                                                                                          $ 0
                                                                                                                          ===

------------
 # At October 31, 1996, U.S. Treasury Bills held by the fund were pledged to cover margin requirements for open futures contracts. (See Note 2 to the Financial Statements). The securities pledged had aggregate market value of $986,474.

(1) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1996. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1% from the principal amount. Income on TBA's is not earned until settlement date.

(2) IOette Securities are a type of CMO (often called a "double REMIC") tranche with an extremely small principal amount and extremely high coupon rate of interest. The characteristics of an IOette are expected to resemble an IO security.

(3) Interest only (IO) securities represent the right to receive the periodic interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The principal amount represents the notional amount on which current interest is calculated.

(4) Principal only (PO) securities represent the right to receive periodic principal payments on an underlying pool of mortgage loans.

 + At October 31, 1996, U.S. Treasury Securities held by the fund were pledged, in whole or in part, as collateral for open reverse repurchase agreements. (See Note 5 to the Financial Statements.) The securities pledged had an aggregate market value of $56,493.

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED
(All dollar values are represented in thousands)

    FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1996 ARE AS FOLLOWS:

                                                                               AGGREGATE                           UNREALIZED
                                                                NUMBER OF    FACE VALUE OF    EXPIRATION DATE    APPRECIATION/
                          CONTRACTS                             CONTRACTS      CONTRACTS       OF CONTRACTS      (DEPRECIATION)
                          ---------                             ---------    -------------    ---------------    --------------
U.S. Treasury Note--2 Yr. (Sell)..............................     101       $     20,200     December, 1996          $ (84)
U.S. Treasury Note--5 Yr. (Sell)..............................     388       $     38,800     December, 1996           (524)
U.S. Treasury Note--10 Yr. (Sell).............................      41       $      4,100     December, 1996            (32)
U.S. Treasury Bond--30 Yr. (Sell).............................       1       $        100     December, 1996             (6)
U.S. Treasury Note--10 Yr. (Sell).............................      65       $      6,500     March, 1997               (90)
Euro Dollar (Buy).............................................     102       E$    25,500     June, 1997                152
Euro Dollar (Sell)............................................       1       E$       250     September, 1997            (1)
Euro Dollar (Sell)............................................       2       E$       500     December, 1997             (3)
Euro Dollar (Buy).............................................     101       E$    25,250     June, 1998                166
Euro Yen (Buy)................................................      25       E YEN  6,250     December, 1996              3
Euro Yen (Sell)...............................................      25       E YEN  6,250     June, 1997                (19)
                                                                                                                      -----
                                                                                                                      $(438)
                                                                                                                      =====

    FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1996 ARE AS
FOLLOWS:

                                                                                                                    UNREALIZED
                                                                    MARKET     AGGREGATE                          APPRECIATION/
                                                                     VALUE     FACE VALUE      DELIVERY DATE      (DEPRECIATION)
                  CURRENCY                          COUNTRY         (000S)       (000S)         OF CONTRACT           (000S)
                  --------                          -------         -------    ----------    -----------------    --------------
Dollar (Buy)................................   Canada               $ 6,297     $  6,229     December 16, 1996         $ 68
Dollar (Sell)...............................   Canada                 6,297        6,199     December 16, 1996          (98)
Dollar (Sell)...............................   Canada                12,425       12,387     December 16, 1996          (38)
Dollar (Sell)...............................   Canada                24,853       24,768     December 16, 1996          (85)
Franc (Sell)/Peseta (Buy)...................   Switzerland/Spain      6,202        6,264     January 28, 1997            62
Mark (Buy)..................................   Germany                2,212        2,200     December 16, 1996           12
Mark (Buy)..................................   Germany                2,113        2,100     December 16, 1996           13
Mark (Sell).................................   Germany                3,630        3,604     December 16, 1996          (26)
Mark (Sell)/Peseta (Buy)....................   Germany/Spain          8,448        8,457     January 28, 1997             9
Yen (Buy)...................................   Japan                  1,804        1,800     December 16, 1996            4
Yen (Buy)...................................   Japan                  1,804        1,800     December 16, 1996            4
Yen (Sell)..................................   Japan                 10,488       10,737     December 16, 1996          249
Krona (Sell)................................   Sweden                10,596       10,596     November 7, 1996            --
Krona (Buy).................................   Sweden                10,604       10,604     December 16, 1996           --
                                                                                                                       ----
                                                                                                                       $174
                                                                                                                       ====

    TBA SALE COMMITMENTS AT OCTOBER 31, 1996 ARE AS FOLLOWS:

                                                                      PRINCIPAL
                                                                       AMOUNT                                       MARKET VALUE
                              AGENCY                                   (000S)      DELIVERY MONTH    COUPON RATE       (000S)
                              ------                                  ---------    --------------    -----------    ------------
Federal National Mortgage Association Forward Gold 30 Year.........    $ 6,400     November             7.000%         $ 6,294
Federal National Mortgage Association Forward Gold 30 Year.........     30,000     November             8.000%          30,666
Federal National Mortgage Association..............................     12,500     November             9.000%          13,000
Federal National Mortgage Association..............................     25,000     November             8.000%          25,508
Government National Mortgage Association...........................     12,000     November             7.500%          12,026
Government National Mortgage Association...........................      1,400     November             7.500%           1,403
                                                                                                                       -------
                                                                                                                       $88,897
                                                                                                                       =======

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1996

Total Investments (%)
(Excludes net cash 0.0%)

    Foreign Government
     Obligations                     3.8
    Federal Agencies                 7.6
    Repurchase Agreements            7.6
    Bank Obligation                 38.3
    Commercial Paper                42.7

BANK OBLIGATIONS--38.3%

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)     (000S)
                                            ---------   -------
  Bayerische Landesbank Euro CD
    5.500%--04/18/97.......................  $ 3,000    $ 3,000
  Bayerische Vereinsbank AG--NY
    5.410%--02/21/97.......................    3,000      3,000
  Chase Manhattan B/A
    5.340%--12/23/96.......................    2,000      1,985
  Chase Manhattan NY B A
    5.350%--01/23/97.......................      350        346
  Deutsche Bank AG--N Y
    5.450%--11/13/96.......................    2,000      2,000
  Mellon Bank N.A.
    5.750%--01/28/97.......................    3,000      3,000
  Morgan Guaranty Euro CD
    5.400%--01/08/97.......................    3,000      3,000
  Oesterreichische Kontrollbank
    5.300%--11/22/96.......................    3,000      2,991
  Republic National Bank New York CDA
    5.510%--04/01/97.......................    2,300      2,300
  Royal Bank of Canada Yankee CD
    5.470%--12/31/96.......................    2,000      2,000
  Societe Generale Montreal
    5.600%--11/01/96.......................    1,648      1,648
                                                        -------
TOTAL BANK OBLIGATIONS
  (Cost $25,270).....................................    25,270
                                                        -------
FEDERAL AGENCIES--7.6%
  (Cost $5,000)
  Federal Home Loan Mortgage
    Discount Notes
    5.370%--11/01/96.......................    5,000      5,000
                                                        -------
COMMERCIAL PAPER--42.7%
  Abbey National No. America
    5.440%--03/26/97.......................    2,000      1,956
  American Brands Inc.
    5.320%--01/14/97.......................    3,000      2,967

                                            PRINCIPAL
                                             AMOUNT      VALUE
                                             (000S)     (000S)
                                            ---------   -------
  Bank of Montreal (Montreal)
    5.500%--01/03/97.......................  $ 2,000    $ 2,000
  Caisse D Amortissement
    5.460%--12/27/96.......................    2,500      2,479
  Cheltenham + Glouster PLC
    5.434%--12/20/96.......................    2,500      2,482
  Ciesco L P
    5.399%--01/16/97.......................    2,500      2,472
  Daimler Benz N.A.
    5.390%--01/15/97.......................    3,000      2,966
  Falcon Asset Securitization
    5.390%--01/21/97.......................    3,000      2,964
  General Electric Cap Corp. Disc.
    5.620%--03/05/97.......................    2,000      1,961
  Glaxo PLC
    5.410%--01/02/97.......................    2,000      1,981
  Nationsbank Corp.
    5.310%--11/25/96.......................    2,000      1,993
  Woolwich
    5.470%--11/27/96.......................    2,000      1,992
                                                        -------
TOTAL COMMERCIAL PAPER
  (Cost $28,213).....................................    28,213
                                                        -------
FOREIGN GOVERNMENT OBLIGATION--3.8%
  (Cost $2,492)
  Kingdom of Sweden
    5.460%--11/22/96.......................    2,500      2,492
                                                        -------
REPURCHASE AGREEMENTS--7.6%
  Repurchase Agreement with Citibank dated
     October 31, 1996 due October 23, 1997
     at 5.42%, collateralized by a U.S.
     Treasury Bill, September 18, 1997, par
     value of $2,150 (repurchase proceeds
     of $2,000 when closed on November 1,
     1996).................................    2,000      2,000
  Repurchase Agreement with Eastbridge
    Capital dated October 31, 1996 due
    October 25, 1997 at 5.17%,
    collateralized by a U.S. Treasury Bill,
    September 18, 1997, par value of $3,245
    (repurchase proceeds of $3,000 when
    closed on November 1, 1996)............    3,000      3,000
                                                        -------
TOTAL REPURCHASE AGREEMENTS
  (Cost $5,000)......................................     5,000
                                                        -------
TOTAL INVESTMENTS--100.0%
  (Cost $65,975)(1)..................................    65,975
                                                        -------
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.0%.............................        16
                                                        -------
TOTAL NET ASSETS--100.0%.............................   $65,991
                                                        =======

------------
(1) The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1996
(All amounts in Thousands, except per share amount)

                                                                                   HARBOR                     HARBOR
                                                                                INTERNATIONAL    HARBOR      CAPITAL
                                                                                   GROWTH        GROWTH    APPRECIATION
----------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*..............................................    $ 425,026     $ 90,737    $1,272,162
----------------------------------------------------------------------------------------------------------------------------
Investments, at value.........................................................    $ 479,066     $112,135    $1,583,331
Repurchase agreements.........................................................      --             --          --
Cash..........................................................................            1            1             1
Foreign currency, at value (cost: $477; $0; $0; $4; $957; $0; $0; $24,875;
  $0).........................................................................          476        --          --
Receivables for:
  Investments sold............................................................      --             1,418        14,805
  Capital shares sold.........................................................        1,502          123         3,627
  Dividends...................................................................          118            4           504
  Interest....................................................................            4        --                7
  Open forward currency contracts.............................................      --             --          --
  Variation margin on futures contracts.......................................      --             --          --
Deferred organization costs...................................................           13        --          --
Withholding tax receivable....................................................          205        --               72
Other assets..................................................................           22           77            25
----------------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS............................................................      481,407      113,758     1,602,372
LIABILITIES
Payables for:
  Investments purchased.......................................................        1,510        --           16,421
  Capital shares reacquired...................................................          106            4           896
  Dividends to shareholders...................................................      --             --          --
  Written options, at value
    (premiums received $0; $0; $0; $0; $0; $0; $317; $0; $0)..................      --             --          --
  Reverse repurchase agreements...............................................      --             --          --
  Interest on reverse repurchase agreements...................................      --             --          --
  Open forward currency contracts.............................................      --             --          --
  Variation margin on futures contracts.......................................      --             --          --
Accrued expenses:
  Adviser's fees..............................................................          541          227         1,537
  Trustees' fees..............................................................      --             --                5
  Transfer agent's fees.......................................................           87           16           211
  Other.......................................................................          194        --               87
TBA sale commitments, at value (proceeds receivable $0; $0; $0; $0; $0; $0;
  $14,293; $88,181; $0).......................................................      --             --          --
----------------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES.......................................................        2,438          247        19,157
NET ASSETS
NET ASSETS....................................................................    $ 478,969     $113,511    $1,583,215
----------------------------------------------------------------------------------------------------------------------------
Net assets consist of:
  Paid-in capital.............................................................    $ 409,465     $ 63,625    $1,222,961
  Undistributed (overdistributed) net investment income.......................        2,716        --              899
  Accumulated net realized gain/(loss)........................................       12,746       28,488        48,187
  Unrealized appreciation/(depreciation) of investments, written options, foreign currency, investments sold short and translation of assets and
    liabilities in foreign currencies.........................................       54,042       21,398       311,168
  Unrealized appreciation/(depreciation) of futures and forward currency
    contracts.................................................................      --             --          --
----------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 478,969     $113,511    $1,583,215
----------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest.................................................       31,211        7,092        61,174
Net asset value, offering and redemption price per share......................       $15.35       $16.00        $25.88

------------
* Including repurchase agreements

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

     HARBOR             HARBOR          HARBOR       HARBOR          HARBOR             HARBOR
INTERNATIONAL II     INTERNATIONAL      VALUE         BOND       SHORT DURATION      MONEY MARKET
--------------------------------------------------------------------------------------------------
    $ 12,458          $ 2,784,379      $102,354     $319,736        $ 252,042           $65,975
==================================================================================================
    $ 12,396          $ 4,026,372      $109,548     $320,012        $ 254,137           $60,975
         271              --              1,528        3,922          --                  5,000
           1              --                637            1          --                      1
           4                  975         --           --              24,888            --
     --                   --              2,437       50,537          129,493            --
          56                2,080            89          236                6               180
          13                5,905           232        --             --                 --
     --                       428         --           2,883            3,268               161
     --                   --              --             602              421            --
     --                   --              --             260          --                 --
          21              --              --           --                   1            --
     --                     4,169             5        --             --                 --
          32                   54            17           22               35                23
--------------------------------------------------------------------------------------------------
      12,794            4,039,983       114,493      378,475          412,249            66,340
         172              --              2,202       83,604           83,486            --
     --                     3,104             1           38               66               265
     --                   --              --           --             --                     12
     --                   --              --              66          --                 --
     --                   --              --           --              56,462            --
     --                   --              --           --                 614            --
     --                   --              --             271              247            --
     --                   --              --           --                  60            --
          12                5,304           122          197               52                18
     --                         5             1        --                   1            --
           5                  426            10           50                4                27
          32                1,017            48           52               62                27
     --                   --              --          14,348           88,897            --
--------------------------------------------------------------------------------------------------
         221                9,856         2,384       98,626          229,951               349
    $ 12,573          $ 4,030,127      $112,109     $279,849        $ 182,298           $65,991
==================================================================================================

    $ 12,279          $ 2,634,194      $ 89,351     $276,226        $ 203,404           $65,991
          17               50,361           199        1,684              636            --
          68              103,329        13,837       (7,099)         (22,870)           --
         209            1,242,243         8,722        4,400            1,392            --
     --                   --              --           4,638             (264)           --
--------------------------------------------------------------------------------------------------
    $ 12,573          $ 4,030,127      $112,109     $279,849        $ 182,298           $65,991
==================================================================================================
       1,201              129,126         6,989       24,799           20,743            65,991
      $10.47               $31.21        $16.04       $11.28            $8.79             $1.00

HARBOR FUND
STATEMENT OF OPERATIONS--TWELVE MONTHS ENDED OCTOBER 31, 1996
($ in Thousands)

                                                                                     HARBOR
                                                                                  INTERNATIONAL     HARBOR
                                                                                     GROWTH         GROWTH
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends....................................................................      $ 6,031       $    329
  Interest.....................................................................          592            234
  Securities lending income....................................................           68          --
  Foreign taxes withheld.......................................................         (672)            (4)
-----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME......................................................        6,019            559
EXPENSES:
  Investment adviser's fees....................................................        2,141            981
  Shareholder communications...................................................           43              4
  Custodian fees...............................................................          552             76
  Transfer agent fees..........................................................          366             88
  Professional fees............................................................           25             35
  Trustees' fees and expenses..................................................            3              3
  Registration fees............................................................           46             24
  Amortization of organization costs...........................................            7          --
  Insurance expense............................................................            2              3
  Miscellaneous................................................................            8              7
-----------------------------------------------------------------------------------------------------------
     Total expenses............................................................        3,193          1,221
  Advisory fee waived..........................................................       --              --
  Other expense reimbursements and reductions..................................          (19)            (9)
-----------------------------------------------------------------------------------------------------------
     Total operating expenses..................................................        3,174          1,212
  Interest expense.............................................................       --              --
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)...................................................        2,845           (653)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments...............................................................       16,386         29,141
     Foreign currency transactions.............................................            7          --
     Short sales...............................................................       --              --
     Futures contracts.........................................................       --              --
     Written options...........................................................       --              --
  Change in net unrealized appreciation/depreciation on:
     Investments, written options and short sales..............................       40,690        (10,004)
     Futures contracts.........................................................       --              --
     Forwards..................................................................       --              --
     Translation of assets and liabilities in foreign currencies...............            1          --
-----------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions...................................       57,084         19,137
-----------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..............      $59,929       $ 18,484
===========================================================================================================

------------
* For the period June 1, 1996 (commencement of operations) through October 31, 1996.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF OPERATIONS--CONTINUED

   HARBOR                                                                            HARBOR
  CAPITAL             HARBOR              HARBOR         HARBOR      HARBOR          SHORT             HARBOR
APPRECIATION     INTERNATIONAL II*     INTERNATIONAL      VALUE       BOND          DURATION        MONEY MARKET
----------------------------------------------------------------------------------------------------------------
  $  9,397             $  41             $  87,826       $ 3,406     $ --           $--                $--
     1,792                18                11,488           226      17,465          11,386            3,427
    --               --                      1,106         --          --            --                --
      (299)               (4)              (10,665)          (61)      --            --                --
----------------------------------------------------------------------------------------------------------------
    10,890                55                89,755         3,571      17,465          11,386            3,427
     7,627                23                31,658           613       1,722             541              187
       175           --                        411             8          40               1               19
       247                 8                 3,559           113         124              61               39
     1,165                 7                 2,621            35         287              12              157
        77                 4                   200            45          73              86               32
        21           --                         75             2           5               2                1
       237                 6                    81            26          48              21               32
    --                     2               --              --          --                  4           --
         6                 2                    26             2           4               3                2
        21           --                         73             9          12              10                7
----------------------------------------------------------------------------------------------------------------
     9,576                52                38,704           853       2,315             741              476
    --                    (8)               (1,757)        --           (592)           (270)             (75)
       (31)               (1)                  (25)           (2)        (10)            (23)              (3)
----------------------------------------------------------------------------------------------------------------
     9,545                43                36,922           851       1,713             448              398
    --               --                    --              --          --              1,702           --
----------------------------------------------------------------------------------------------------------------
     1,345                12                52,833         2,720      15,752           9,236            3,029
    49,267                72               103,485        14,008      (2,543)            641               80
        (2)          --                        (62)        --            228              37           --
    --               --                    --              --          --               (306)          --
    --               --                    --              --         (1,117)           (817)          --
    --               --                    --              --            719            (319)          --
   115,878               209               448,920         3,771       3,179           1,436           --
    --               --                    --              --          2,234            (358)          --
    --               --                    --              --            222             174           --
        (1)          --                       (149)        --              2         --                --
----------------------------------------------------------------------------------------------------------------
   165,142               281               552,194        17,779       2,924             488               80
----------------------------------------------------------------------------------------------------------------
  $166,487             $ 293             $ 605,027       $20,499     $18,676        $  9,724           $3,109
================================================================================================================

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                                                              HARBOR
                                                           HARBOR                       HARBOR                CAPITAL
                                                    INTERNATIONAL GROWTH                GROWTH              APPRECIATION
                                                  -------------------------    -------------------------    -----------
                                                  NOVEMBER 1,   NOVEMBER 1,    NOVEMBER 1,   NOVEMBER 1,    NOVEMBER 1,
                                                     1995          1994           1995          1994           1995
                                                    THROUGH       THROUGH        THROUGH       THROUGH        THROUGH
                                                  OCTOBER 31,   OCTOBER 31,    OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                                     1996          1995           1996          1995           1996
-----------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).................   $   2,845     $   1,144      $    (653)    $    (416)    $    1,345
   Net realized gain/(loss) on investments,
     foreign currency transactions, investments
     sold short, futures and written options....      16,393        (3,560)        29,141        15,819         49,265
   Net unrealized appreciation/(depreciation) of
     investments, written options, investments
     sold short, futures, forward foreign
     currency contracts and translation of
     assets and liabilities in foreign
     currencies.................................      40,691         9,467        (10,004)       16,576        115,877
-----------------------------------------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................      59,929         7,051         18,484        31,979        166,487
-----------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income........................      (1,243)         (533)        --            --             (1,102)
   Net realized gain on investments.............      --            --            (15,306)       (3,521)       (13,411)
   In excess of net investment income...........      --            --             --            --             --
-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........      (1,243)         (533)       (15,306)       (3,521)       (14,513)
-----------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.............     363,320        61,329         30,154        16,884        806,799
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income.......       1,098           509         --            --                901
     Distributions from net realized gain.......      --            --             14,703         3,444         11,286
   Cost of shares reacquired....................     (66,550)      (20,675)       (72,048)      (52,592)      (313,496)
-----------------------------------------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...............................     297,868        41,163        (27,191)      (32,264)       505,490
-----------------------------------------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets........     356,554        47,681        (24,013)       (3,806)       657,464
NET ASSETS:
 Beginning of period............................     122,415        74,734        137,524       141,330        925,751
-----------------------------------------------------------------------------------------------------------------------
 END OF PERIOD*.................................   $ 478,969     $ 122,415      $ 113,511     $ 137,524     $1,583,215
=======================================================================================================================
NUMBER OF CAPITAL SHARES:
 Sold...........................................      25,679         5,406          1,935         1,193         33,867
 Reinvested in payment of ordinary income
   dividends....................................          88            50         --            --                 39
 Reinvested in payment of capital gain
   distributions................................      --            --              1,025           291            506
 Reacquired.....................................      (4,669)       (1,824)        (4,610)       (3,758)       (13,136)
-----------------------------------------------------------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..................................      21,098         3,632         (1,650)       (2,274)        21,276
 Outstanding:
   Beginning of period..........................      10,113         6,481          8,742        11,016         39,898
-----------------------------------------------------------------------------------------------------------------------
   End of period................................      31,211        10,113          7,092         8,742         61,174
=======================================================================================================================
* Includes undistributed/(over-distributed) net
  investment income of:.........................   $   2,716     $   1,087      $  --         $    (211)    $      899

                                                    HARBOR
                                                   CAPITAL             HARBOR
                                                 APPRECIATION   INTERNATIONAL II(A)
                                                 ------------   --------------------
                                                  NOVEMBER 1,         JUNE 1,
                                                     1994               1996
                                                    THROUGH           THROUGH
                                                  OCTOBER 31,       OCTOBER 31,
                                                     1995               1996
------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
 Operations:
   Net investment income/(loss).................   $   1,181          $     12
   Net realized gain/(loss) on investments,
     foreign currency transactions, investments
     sold short, futures and written options....      12,262                72
   Net unrealized appreciation/(depreciation) of
     investments, written options, investments
     sold short, futures, forward foreign
     currency contracts and translation of
     assets and liabilities in foreign
     currencies.................................     153,009               209
------------------------------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..............................     166,452               293
------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income........................        (531)         --
   Net realized gain on investments.............      (2,447)         --
   In excess of net investment income...........      --              --
------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........      (2,978)         --
------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares.............     684,102            12,877
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment income.......         478          --
     Distributions from net realized gain.......       2,273          --
   Cost of shares reacquired....................    (150,560)             (597)
------------------------------------------------------------------------------------
   NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
     TRANSACTIONS...............................     536,293            12,280
------------------------------------------------------------------------------------
   Net increase/(decrease) in net assets........     699,767            12,573
NET ASSETS:
 Beginning of period............................     225,984          --
------------------------------------------------------------------------------------
 END OF PERIOD*.................................   $ 925,751          $ 12,573
====================================================================================
NUMBER OF CAPITAL SHARES:
 Sold...........................................      33,628             1,259
 Reinvested in payment of ordinary income
   dividends....................................          29          --
 Reinvested in payment of capital gain
   distributions................................         136          --
 Reacquired.....................................      (6,952)              (58)
------------------------------------------------------------------------------------
 Net increase/(decrease) in shares
   outstanding..................................      26,841             1,201
 Outstanding:
   Beginning of period..........................      13,057          --
------------------------------------------------------------------------------------
   End of period................................      39,898             1,201
====================================================================================

* Includes undistributed/(over-distributed) net
  investment income of:.........................   $     960          $     17

------------
(a) Harbor International Fund II commenced operations on June 1, 1996.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF CHANGES IN NET ASSETS--CONTINUED

               HARBOR                         HARBOR                          HARBOR                          HARBOR
            INTERNATIONAL                      VALUE                           BOND                       SHORT DURATION
      -------------------------     ---------------------------     ---------------------------     ---------------------------
      NOVEMBER 1,   NOVEMBER 1,     NOVEMBER 1,     NOVEMBER 1,     NOVEMBER 1,     NOVEMBER 1,     NOVEMBER 1,     NOVEMBER 1,
         1995          1994            1995            1994            1995            1994            1995            1994
        THROUGH       THROUGH         THROUGH         THROUGH         THROUGH         THROUGH         THROUGH         THROUGH
      OCTOBER 31,   OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,     OCTOBER 31,
         1996          1995            1996            1995            1996            1995            1996            1995
-------------------------------------------------------------------------------------------------------------------------------
      $   52,833    $   47,493       $   2,720       $   2,056       $  15,752       $  13,389       $   9,236       $   6,742
         103,423        15,243          14,008           7,373          (2,713)          2,384            (764)            (23)
         448,771        93,622           3,771           3,843           5,637          10,415           1,252             412
-------------------------------------------------------------------------------------------------------------------------------
         605,027       156,358          20,499          13,272          18,676          26,188           9,724           7,131
-------------------------------------------------------------------------------------------------------------------------------
         (49,438)      (28,585)         (2,656)         (2,011)        (16,286)        (11,944)         (9,846)         (6,753)
         (15,558)     (108,512)         (7,407)         (4,674)         --              --              --              --
          --            --              --              --              --              --                (600)           (113)
-------------------------------------------------------------------------------------------------------------------------------
         (64,996)     (137,097)        (10,063)         (6,685)        (16,286)        (11,944)        (10,446)         (6,866)
-------------------------------------------------------------------------------------------------------------------------------
         593,874       508,760          24,176          22,823         124,191         105,018         462,578         522,144
          42,301        24,870           2,514           1,895          13,367           9,623          10,425           6,849
          13,889        97,657           6,973           4,429          --              --              --              --
        (427,125)     (513,025)        (16,504)        (10,610)        (83,097)        (68,108)       (394,990)       (540,142)
-------------------------------------------------------------------------------------------------------------------------------
         222,939       118,262          17,159          18,537          54,461          46,533          78,013         (11,149)
-------------------------------------------------------------------------------------------------------------------------------
         762,970       137,523          27,595          25,124          56,851          60,777          77,291         (10,884)
       3,267,157     3,129,634          84,514          59,390         222,998         162,221         105,007         115,891
-------------------------------------------------------------------------------------------------------------------------------
      $4,030,127    $3,267,157       $ 112,109       $  84,514       $ 279,849       $ 222,998       $ 182,298       $ 105,007
===============================================================================================================================
          20,382        19,982           1,611           1,675          11,140           9,770          52,668          59,268
           1,528         1,023             166             141           1,213             894           1,192             779
             502         4,017             492             371          --              --              --              --
         (14,625)      (20,136)         (1,080)           (787)         (7,447)         (6,361)        (45,019)        (61,359)
-------------------------------------------------------------------------------------------------------------------------------
           7,787         4,886           1,189           1,400           4,906           4,303           8,841          (1,312)
         121,339       116,453           5,800           4,400          19,893          15,590          11,902          13,214
-------------------------------------------------------------------------------------------------------------------------------
         129,126       121,339           6,989           5,800          24,799          19,893          20,743          11,902
===============================================================================================================================
      $   50,361    $   48,010       $     199       $     121       $   1,684       $   1,445       $     636       $    (113)

                HARBOR
             MONEY MARKET
      ---------------------------
      NOVEMBER 1,     NOVEMBER 1,
         1995            1994
        THROUGH         THROUGH
      OCTOBER 31,     OCTOBER 31,
         1996            1995
---------------------------------
       $   3,029       $   3,553
              80              65
          --              --
---------------------------------
           3,109           3,618
---------------------------------
          (3,029)         (3,553)
             (80)            (65)
          --              --
---------------------------------
          (3,109)         (3,618)
---------------------------------
          86,059          83,478
           2,997           3,522
          --              --
         (87,557)        (82,532)
---------------------------------
           1,499           4,468
---------------------------------
           1,499           4,468
          64,492          60,024
---------------------------------
       $  65,991       $  64,492
=================================
          86,059          83,478
           2,997           3,522
          --              --
         (87,557)        (82,532)
---------------------------------
           1,499           4,468
          64,492          60,024
---------------------------------
          65,991          64,492
=================================
       $  --           $  --

HARBOR FUND  FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                         INCOME FROM INVESTMENT OPERATIONS
                                     -----------------------------------------
                                                         NET REALIZED AND                           LESS DISTRIBUTIONS
                                                     UNREALIZED GAINS/(LOSSES)              ----------------------------------
                    NET ASSET VALUE                  ON INVESTMENTS, FUTURES,   TOTAL FROM  DIVIDENDS FROM  DISTRIBUTIONS FROM
                     BEGINNING OF    NET INVESTMENT     OPTIONS AND FOREIGN     INVESTMENT  NET INVESTMENT     NET REALIZED
YEAR/PERIOD ENDED       PERIOD       INCOME/(LOSS)      CURRENCY CONTRACTS      OPERATIONS      INCOME       CAPITAL GAINS**
------------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1996....     $ 12.10         $  .14(a)            $  3.22             $ 3.36        $ (.11)         $--
October 31, 1995....       11.53            .11*                  .54                .65          (.08)          --
October 31,
  1994(1)...........       10.00            .07*                 1.47               1.54          (.01)          --
------------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND(2)
October 31, 1996....     $ 15.73         $ (.08)(a)           $  2.20             $ 2.12        $--               $(1.85)
October 31, 1995....       12.83           (.04)                 3.26               3.22         --                 (.32)
October 31, 1994....       14.01         --                     (1.16)             (1.16)        --                 (.02)
October 31, 1993....       12.42            .01                  2.95               2.96          (.01)            (1.36)
October 31, 1992....       15.76            .02                 (1.01)              (.99)         (.04)            (2.31)
------------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
October 31, 1996....     $ 23.20         $  .02               $  3.00             $ 3.02        $ (.03)           $ (.31)
October 31, 1995....       17.31            .04                  6.06               6.10          (.04)             (.17)
October 31, 1994....       17.30            .03                  1.14               1.17          (.03)            (1.13)
October 31, 1993....       16.30            .03                  3.03               3.06          (.02)            (2.04)
October 31, 1992....       15.18            .02                  2.12               2.14          (.04)             (.98)
------------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II(4)
October 31, 1996....     $ 10.00         $  .01*              $   .46             $  .47        $  .00            $  .00
------------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND(5)
October 31, 1996....     $ 26.93         $  .41*              $  4.41             $ 4.82        $ (.41)           $ (.13)
October 31, 1995....       26.87            .39*                  .85               1.24          (.24)             (.94)
October 31, 1994....       22.85            .26*                 3.98               4.24          (.22)          --
October 31, 1993....       16.77            .17*                 6.31               6.48          (.22)             (.18)
October 31, 1992....       17.69            .24                  (.95)              (.71)         (.21)          --
------------------------------------------------------------------------------------------------------------------------------


                       IN EXCESS OF
                      NET INVESTMENT
YEAR/PERIOD ENDED         INCOME
------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1996....        $--
October 31, 1995....         --
October 31,
  1994(1)...........         --
------------------------------------
HARBOR GROWTH FUND(2)
October 31, 1996....        $--
October 31, 1995....         --
October 31, 1994....         --
October 31, 1993....         --
October 31, 1992....         --
------------------------------------
HARBOR CAPITAL APPRECIATION FUND(3)
October 31, 1996....        $--
October 31, 1995....         --
October 31, 1994....         --
October 31, 1993....         --
October 31, 1992....         --
------------------------------------
HARBOR INTERNATIONAL FUND II(4)
October 31, 1996....        $--
------------------------------------
HARBOR INTERNATIONAL FUND(5)
October 31, 1996....        $--
October 31, 1995....         --
October 31, 1994....         --
October 31, 1993....         --
October 31, 1992....         --
------------------------------------

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

      TAX                                                                         RATIO OF              RATIO OF
    RETURN                        NET ASSET                 NET ASSETS       OPERATING EXPENSES     INTEREST EXPENSE
      OF            TOTAL         VALUE END     TOTAL      END OF PERIOD         TO AVERAGE            TO AVERAGE
    CAPITAL     DISTRIBUTIONS     OF PERIOD     RETURN     ($ THOUSANDS)       NET ASSETS (%)        NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------
      $--          $  (.11)        $ 15.35       27.86%     $    478,969            1.10%              --
       --             (.08)          12.10        5.83           122,415            1.21*              --
       --             (.01)          11.53       15.36            74,734            1.32*              --
--------------------------------------------------------------------------------------------------------------------
      $--          $ (1.85)        $ 16.00       14.84%     $    113,511             .92%              --
       --             (.32)          15.73       25.93           137,524             .93               --
       --             (.02)          12.83       (8.29)          141,330             .93               --
       --            (1.37)          14.01       26.17           208,320             .90               --
       --            (2.35)          12.42       (7.48)          191,464             .90               --
--------------------------------------------------------------------------------------------------------------------
      $--          $  (.34)        $ 25.88       13.22%     $  1,583,215             .75%              --
       --             (.21)          23.20       35.73           925,751             .75               --
       --            (1.16)          17.31        7.25           225,984             .81               --
       --            (2.06)          17.30       20.16           145,331             .86               --
       --            (1.02)          16.30       14.41            77,445             .91               --
--------------------------------------------------------------------------------------------------------------------
      $--          $  0.00         $ 10.47        4.70%++   $     12,573            1.44%*+            --
--------------------------------------------------------------------------------------------------------------------
      $--          $ (0.54)        $ 31.21       18.17%     $  4,030,127             .99%*             --
       --            (1.18)          26.93        5.06         3,267,157            1.04*              --
       --             (.22)          26.87       18.57         3,129,634            1.10*              --
       --             (.40)          22.85       39.51         2,275,053            1.20*              --
       --             (.21)          16.77       (4.08)          700,733            1.28               --
--------------------------------------------------------------------------------------------------------------------

        RATIO OF NET
      INVESTMENT INCOME                        AVERAGE
         TO AVERAGE          PORTFOLIO        COMMISSION
       NET ASSETS (%)       TURNOVER (%)     RATE PAID***
---------------------------------------------------------
              .99%              55.17%         $ 0.0322
             1.31*              74.86            --
              .87*              41.80            --
---------------------------------------------------------
             (.50)%             87.97%         $ 0.0561
             (.30)              87.94            --
               --              115.89            --
              .11              170.85            --
              .14               83.83            --
---------------------------------------------------------
              .11%              73.69%         $ 0.0629
              .23               51.65            --
              .24               72.89            --
              .24               93.24            --
              .12               69.33            --
---------------------------------------------------------
              .40%*+             2.61%+        $ 0.0003
---------------------------------------------------------
             1.42%*              9.73%         $ 0.0119
             1.53*              14.01            --
             1.09*              28.70            --
             1.28*              15.70            --
             1.98               24.67            --
---------------------------------------------------------

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                            INCOME FROM INVESTMENT OPERATIONS
                        -----------------------------------------
                                            NET REALIZED AND                           LESS DISTRIBUTIONS
                                         UNREALIZED GAINS/(LOSSES)              ----------------------------------
           NET ASSET VALUE               ON INVESTMENTS, FUTURES,   TOTAL FROM  DIVIDENDS FROM  DISTRIBUTIONS FROM   IN EXCESS OF
YEAR/PERIOD  BEGINNING OF NET INVESTMENT    OPTIONS AND FOREIGN    INVESTMENT  NET INVESTMENT     NET REALIZED     NET INVESTMENT
ENDED         PERIOD       INCOME/(LOSS)    CURRENCY CONTRACTS      OPERATIONS      INCOME       CAPITAL GAINS**        INCOME
---------------------------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(6)
October
  31,
1996...     $ 14.57         $  .40               $  2.74             $ 3.14        $ (.40)           $(1.27)           $--
October
  31,
1995...       13.50            .40                  2.13               2.53          (.39)            (1.07)            --
October
  31,
1994...       14.31            .36                   .27                .63          (.34)            (1.10)            --
October
  31,
1993...       13.24            .35                  1.22               1.57          (.35)             (.15)            --
October
  31,
1992...       13.10            .41*                  .49                .90          (.41)             (.35)            --
HARBOR BOND FUND
October
  31,
1996...     $ 11.21         $  .72*              $   .09             $  .81        $ (.74)              $--            $--
October
  31,
1995...       10.41            .74*                  .73               1.47          (.67)               --             --
October
  31,
1994...       11.92            .68*                (1.02)              (.34)         (.67)             (.50)            --
October
  31,
1993...       11.35            .68*                  .82               1.50          (.68)             (.25)            --
October
  31,
1992...       11.11            .79*                  .50               1.29          (.79)             (.26)            --
HARBOR SHORT DURATION FUND
October
  31,
1996...     $  8.82         $  .63*              $  (.02)            $  .61        $ (.60)              $--          $ (.04)
October
  31,
1995...        8.77            .52*                  .06                .58          (.52)               --            (.01)
October
  31,
1994...        9.68            .34*                 (.12)               .22         (1.08)               --             --
October
  31,
1993...       10.09            .34*                  .16                .50          (.82)             (.09)            --
October
  31,
  1992(7)...  10.00            .29*                  .08                .37          (.28)               --             --
HARBOR MONEY MARKET FUND
October
  31,
1996...     $  1.00         $  .05*                  $--             $  .05        $ (.05)              $--            $--
October
  31,
1995...        1.00            .06*                   --                .06          (.06)               --             --
October
  31,
1994...        1.00            .03*                   --                .03          (.03)               --             --
October
  31,
1993...        1.00            .03*                   --                .03          (.03)               --             --
October
  31,
1992...        1.00            .04*                   --                .04          (.04)               --             --

  * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:
    Period ended October 31, 1996--International II $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1995--International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1994--International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1993--International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1992--Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share.
 ** Includes both short-term and long-term capital gains.
*** Average commission rate paid may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(a) Based on monthly average of shares outstanding during the fiscal year.

      The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

      TAX                                                                         RATIO OF              RATIO OF
    RETURN                        NET ASSET                 NET ASSETS       OPERATING EXPENSES     INTEREST EXPENSE
      OF            TOTAL         VALUE END     TOTAL      END OF PERIOD         TO AVERAGE            TO AVERAGE
    CAPITAL     DISTRIBUTIONS     OF PERIOD     RETURN     ($ THOUSANDS)       NET ASSETS (%)        NET ASSETS (%)
--------------------------------------------------------------------------------------------------------------------
     $   --        $ (1.67)        $ 16.04       23.08%     $    112,109             .83%               --
                     (1.46)          14.57       21.02            84,514             .90                --
                     (1.44)          13.50        4.80            59,390            1.04                --
                      (.50)          14.31       11.99            59,884             .88                --
                      (.76)          13.24        7.06            63,974             .84*               --
     $   --        $  (.74)        $ 11.28        7.56%     $    279,849             .70%*              --
                      (.67)          11.21       14.56           222,998             .70*               --
                     (1.17)          10.41       (3.14)          162,221             .77*               --
                      (.93)          11.92       13.98           164,382             .72*               --
                     (1.05)          11.35       12.14            65,420             .77*               --
     $   --        $  (.64)        $  8.79        7.24%     $    182,292             .33%*                1.26%
                      (.53)           8.82        6.82           105,007             .38*                 1.46
       (.05)         (1.13)           8.77        2.53           115,891             .38*                 1.26
                      (.91)           9.68        5.18           135,189             .43*                  .69
                      (.28)          10.09        3.72++         186,523             .35*+                1.19+
     $   --        $  (.05)        $  1.00        5.08%     $     65,991             .64%*              --
                      (.06)           1.00        5.66            64,492             .61*               --
                      (.03)           1.00        3.53            60,024             .67*               --
                      (.03)           1.00        2.68            46,879             .71*               --
                      (.04)           1.00        3.67            55,244             .69*               --


        RATIO OF NET
      INVESTMENT INCOME                        AVERAGE
         TO AVERAGE          PORTFOLIO        COMMISSION
       NET ASSETS (%)       TURNOVER (%)     RATE PAID***
      ----------------------------------------------------
             2.65%              132.39%        $ 0.0448
             3.00               135.93           --
             2.66               150.94           --
             2.48                50.20           --
             3.11*               19.68           --
             6.40%*             192.64%          --
             7.11*               88.69           --
             6.29*              150.99           --
             6.19*              119.92           --
             7.30*               52.54           --
             6.84%*           1,277.82%          --
             6.19*              725.96           --
             4.61*              895.76           --
             4.19*            1,212.20           --
             3.79*+           2,759.70           --
             4.85%*                N/A           --
             5.42*                 N/A           --
             3.38*                 N/A           --
             2.58*                 N/A           --
             3.39*                 N/A           --

(1) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(2) Effective January 1, 1993, Harbor Growth Fund appointed Nicholas Applegate Capital Management as its Subadviser.
(3) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
(4) For the period June 1, 1996 (commencement of operations) through October 31, 1996.
(5) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
(6) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
(7) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
  + Annualized
++ Unannualized

HARBOR SHORT DURATION FUND
STATEMENT OF CASH FLOWS

                                                                                            FOR THE YEAR ENDED
                                                                                             OCTOBER 31, 1996
                                                                                            ------------------
                                                                                                AMOUNTS IN
                                                                                                THOUSANDS
Cash flows used for operating activities:
  Investment income received (excluding net amortization of ($60)).......................      $     11,262
  Payment of operating expenses..........................................................              (387)
  Interest paid..........................................................................            (1,233)
  Purchase of investments................................................................        (1,779,958)
  Proceeds from sales and maturities of investments......................................         1,757,102
  Net purchases of short-term investments................................................           (15,627)
  Cash used for futures contracts........................................................              (402)
  Cash used for forward currency contracts...............................................              (137)
  Cash provided by other assets..........................................................                (7)
                                                                                                -----------
    CASH USED BY OPERATING ACTIVITIES....................................................           (29,387)
                                                                                                -----------
Cash flows from financing activities:
  Capital stock proceeds.................................................................           462,575
  Payment to repurchase capital stock....................................................          (408,433)
  Cash dividends paid....................................................................               (21)
  Net proceeds from reverse repurchase agreements........................................                63
                                                                                                -----------
    NET CASH FROM FINANCING ACTIVITIES...................................................            54,184
                                                                                                -----------
Net increase in cash.....................................................................            24,797
                                                                                                -----------
Cash at beginning of period..............................................................                78
Foreign currency at beginning of period, at cost.........................................                 0
                                                                                                -----------
Total cash at beginning of period........................................................                78
Cash at end of period....................................................................                 0
Foreign currency at end of period, at cost...............................................            24,875
                                                                                                -----------
    Total cash at end of period..........................................................      $     24,875
                                                                                                ===========
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED
  BY OPERATING ACTIVITIES:
Net increase in net assets resulting from operations.....................................      $      9,724
                                                                                                -----------
  Increase in investments................................................................           (63,371)
  Increase in securities sold short and TBA sales........................................            65,607
  Change in unrealized depreciation--net.................................................            (1,436)
  Increase in receivables for securities sold............................................          (121,368)
  Increase in interest receivable........................................................              (184)
  Increase in receivables for futures and forward currency contracts.....................              (117)
  Increase in other assets...............................................................                (7)
  Increase in payable for securities purchased...........................................            81,236
  Increase in accrued expense and other liabilities......................................               529
                                                                                                -----------
    Total adjustments....................................................................           (39,111)
                                                                                                -----------
Cash used by operating activities........................................................      $    (29,387)
                                                                                                ===========

     During the year ended October 31, 1996, cash payments of interest expense on reverse repurchase agreements and short sales were $1,233.

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1996
($ in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of a series of nine diversified investment portfolios (the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of October 31, 1996, the Trust consisted of the following funds: Harbor International Growth Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service or as otherwise described below, selected by the adviser which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at the amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices or for which prices are deemed by the adviser or subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the adviser and subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended.

FUTURE CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms.

OPTIONS

     Each Fund (excluding the Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Options contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which it is principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     Harbor Short Duration Fund enters into purchased options on interest rate swaps ("swaptions"). A purchased swaption allows the Fund, as purchaser, and obligates the writer upon exercise, to enter into an interest rate swap agreement, in accordance with conditions outlined in the swaption agreement between the Fund and the counterparty to the agreement. The accounting treatment relating to purchased swaptions is substantially the same as the policies described above, except that swaptions are valued by the counterparty to the swaption agreement.

     The risk associated with entering into purchased swaptions is limited to the value of the swaption. Additionally, swaption agreements involve, to varying degrees, elements of credit risk, market risk, and interest rate risk. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be adverse changes in market conditions or interest rates.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

SWAP AGREEMENTS

     Harbor Short Duration Fund enters into swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. The cash paid or received on a swap is recognized as a realized loss or gain when such payment is paid or received. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. Unrealized gains or losses are reported as an asset or a liability in the Statement of Assets and Liabilities.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be adverse changes in market conditions or interest rates.

     The fee from swap agreements of .1375% of the notional amount is included in interest income on the Statement of Operations.

TBA PURCHASE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more that 1.0% from the principal amount. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Funds will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

TBA SALE COMMITMENTS

     Harbor Bond Fund and Harbor Short Duration Fund enter into "TBA" sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

FORWARD CURRENCY CONTRACTS

     Each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts in order to manage currency exposure. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

STATEMENT OF CASH FLOWS

     Information on financial transactions which have settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows for Harbor Short Duration Fund. The cash amounts shown in the Statement of Cash Flows is the amount reported as cash and foreign currency in Harbor Short Duration Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian bank account and does not include any short-term investments at October 31, 1996.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date, except that, for Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded as soon as the Fund is notified of the ex-dividend date. Interest income is accrued daily as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the straight-line method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Growth Fund, Harbor International Fund II and Harbor Short Duration Fund in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $33, $21 and $21, respectively. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 1996 were as follows:

                                                               PURCHASES                    SALES
                                                        ------------------------    ----------------------
                                                           U.S.                        U.S.
                        FUND                            GOVERNMENT      OTHER       GOVERNMENT     OTHER
-----------------------------------------------------   ----------    ----------    ----------    --------
Harbor International Growth..........................   $   --        $  449,752    $   --        $153,508
Harbor Growth........................................       --           110,947        --         150,878
Harbor Capital Appreciation..........................        2,877     1,389,640        14,353     902,407
Harbor International II..............................       --            12,533        --             414
Harbor International.................................       --           344,874        --         535,553
Harbor Value.........................................           97       137,651        --         128,884
Harbor Bond..........................................      440,070        30,203       399,530      31,461
Harbor Short Duration................................    1,426,494        88,934     1,340,786      95,515

     Harbor Money Market's purchases and sales (including maturities) of investment securities (all short term obligations) aggregated $1,783 and $1,784, respectively.

     Harbor Short Duration Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash and/or U.S. Government securities with its custodian sufficient to cover its short position.

     Transactions in futures contracts for the year ended October 31, 1996 are summarized as follows:

                                                                   PURCHASES OF                SALES OF
                                                                FUTURES CONTRACTS         FUTURES CONTRACTS
                                                              ----------------------    ----------------------
                                                                    U.S. BONDS                U.S. BONDS
                                                              ----------------------    ----------------------
                                                              NUMBER OF   AGGREGATE     NUMBER OF   AGGREGATE
                                                              CONTRACTS   FACE VALUE    CONTRACTS   FACE VALUE
                                                              ---------   ----------    ---------   ----------
HARBOR BOND FUND
  Contracts outstanding at beginning of period..............       625    $   62,500       --           --
  Contracts opened..........................................     4,200       420,000       --           --
  Contracts closed..........................................    (3,760)     (376,000)      --           --
                                                                ------    ------------    ------    ------------
  Open at 10/31/96..........................................     1,065    $  106,500       --           --
                                                                ======    ============    ======    ============
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period..............       200    $   20,000         355    $   35,500
  Contracts opened..........................................       652        79,650       1,880       199,100
  Contracts closed..........................................      (852)      (99,650)     (1,639)     (164,900)
                                                                ------    ------------    ------    ------------
  Open at 10/31/96..........................................     --       $   --             596    $   69,700
                                                                ======    ============    ======    ============

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

                                                                 PURCHASES OF               SALES OF
                                                              FUTURES CONTRACTS         FUTURES CONTRACTS
                                                            ----------------------    ---------------------
                                                                FOREIGN BONDS             FOREIGN BONDS
                                                            ----------------------    ---------------------
                                                            NUMBER OF    CURRENCY     NUMBER OF    CURRENCY
                                                            CONTRACTS     AMOUNT      CONTRACTS     AMOUNT
                                                            ---------    ---------    ---------    --------
HARBOR BOND FUND
  Contracts outstanding at beginning of period............      200      $  30,000        --       $  --
  Contracts opened........................................      296         34,800        --          --
  Contracts closed........................................     (496)       (64,800)       --          --

                                                              -----      ------------    ----      ----------
  Open at 10/31/96........................................    --         $                --          --
                                                              =====      ============    ====      ==========
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of period............        5      $   1,250        --       $  --
  Contracts opened........................................    1,067        249,750        760       105,350
  Contracts closed........................................     (844)      (194,000)      (732)      (98,350)

                                                              -----      ------------    ----       ---------
  Open at 10/31/96........................................      228      $  57,000         28      $  7,000
                                                              =====      ============    ====      ==========

SECURITIES LENDING

     The market value of securities on loan to broker/dealers at October 31, 1996, and the securities collateralizing such loans, were:

                                                                         MARKET VALUE      MARKET VALUE
                                                                          OF LOANED       OF COLLATERAL
                                   FUND                                   SECURITIES        SECURITIES
     -----------------------------------------------------------------   ------------    ----------------
     Harbor International Growth......................................     $  7,275          $  8,668
     Harbor International.............................................       19,304            20,403

     The Fund receives securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral against the loaned securities in an amount at least equal to 100% of the current market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. At October 31, 1996 all collateral received was cash and was subsequently invested in cash equivalents.

     Securities lending fees are negotiated by the Fund and are based on the number and duration of lending transactions.

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 1996 are summarized as follows:

                                                                                      OPTIONS WRITTEN
                                                                                 -------------------------
                                                                                   U.S. TREASURY FUTURES
                                                                                 -------------------------
                                                                                 NUMBER OF      AGGREGATE
                                                                                 CONTRACTS      FACE VALUE
                                                                                 ---------      ----------
HARBOR BOND FUND
  Options outstanding at beginning of period..................................       300         $ 30,000
  Options opened..............................................................       400           40,000
  Options expired.............................................................      (700)         (70,000)
                                                                                    ----        ----------

  Open at 10/31/96............................................................        --         $     --
                                                                                    ====        ==========

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

                                                                                    OPTIONS WRITTEN
                                                                                ------------------------
                                                                                    FOREIGN FUTURES
                                                                                ------------------------
                                                                                NUMBER OF      CURRENCY
                                                                                CONTRACTS       AMOUNT
                                                                                ---------      ---------
HARBOR BOND FUND
  Options outstanding at beginning of period.................................       265        $ 265,000
  Options opened.............................................................       410          410,000
  Options closed/expired.....................................................      (265)        (265,000)
                                                                                   ----        ---------
  Open at 10/31/96...........................................................       410        $ 410,000
                                                                                   ====        =========

                                                                                      OPTIONS WRITTEN
                                                                                 -------------------------
                                                                                   U.S. TREASURY FUTURES
                                                                                 -------------------------
                                                                                 NUMBER OF      AGGREGATE
                                                                                 CONTRACTS      FACE VALUE
                                                                                 ---------      ----------
HARBOR SHORT DURATION FUND
  Options outstanding at beginning of period..................................       --          $   --
  Options opened..............................................................       223           22,300
  Options closed/expired......................................................      (223)         (22,300)
                                                                                    ----          -------
  Open at 10/31/96............................................................       --          $   --
                                                                                    ====          =======

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's Investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 1996. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                                 ANNUAL
                                                                               PERCENTAGE     FEES
     FUND                                                                         RATE       EARNED
     ----                                                                      ----------    -------
     Harbor International Growth............................................      0.75%      $ 2,141
     Harbor Growth..........................................................      0.75%          981
     Harbor Capital Appreciation............................................      0.60%        7,627
     Harbor International II................................................      0.75%           23
     Harbor International...................................................      0.85%       31,658
     Harbor Value...........................................................      0.60%          613
     Harbor Bond............................................................      0.70%        1,722
     Harbor Short Duration..................................................      0.40%          541
     Harbor Money Market....................................................      0.30%          187

     Harbor has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the year ended October 31, 1996, Harbor agreed not to impose advisory fees of $8, $592, $270, and $75 relating to Harbor International Fund II, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively; and Harbor and Northern Cross Investments Limited agreed not to impose $1,757 of the advisory fee for Harbor International Fund.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

     The Trust reimburses Harbor for certain legal expenses incurred by Harbor with respect to the Trust. Such amounts aggregated $59 for the year ended October 31, 1996.

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On October 31, 1996, Harbor, HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                                      HARBOR, HCA
                                                                    SECURITIES AND       BENEFIT PLANS OF
     FUND                                                           HARBOR TRANSFER    OWENS-ILLINOIS, INC.
     ----                                                           ---------------    --------------------
     Harbor International Growth.................................         32,677               576,058
     Harbor Growth...............................................         19,273             3,793,808
     Harbor Capital Appreciation.................................              6             2,041,449
     Harbor International II.....................................        200,000                31,486
     Harbor International........................................              4             1,624,321
     Harbor Value................................................              7             2,216,468
     Harbor Bond.................................................              8             1,870,222
     Harbor Short Duration.......................................      1,238,144            18,540,386
     Harbor Money Market.........................................         37,604            18,766,061

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the year ended October 31, 1996 totaled $4,738.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $112 for the year ended October 31, 1996.

CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the year ended October 31, 1996. For the Harbor International Growth Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor International Fund II, Harbor International Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $19, $9, $31, $1, $25, $2, $10, $23, and $3, respectively.

NOTE 5--BORROWINGS

     Short Duration Fund enters into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 5--BORROWINGS--CONTINUED

issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Short Duration Fund for the year ended October 31, 1996 is as follows:

                                                                           MAXIMUM      AVERAGE DAILY
                                                                           AMOUNT          AMOUNT           AVERAGE
                                                  BALANCE     AVERAGE    OUTSTANDING     OUTSTANDING     INTEREST RATE
            CATEGORY OF AGGREGATE                AT END OF    INTEREST   DURING THE      DURING THE       DURING THE
            SHORT-TERM BORROWINGS                 PERIOD       RATE        PERIOD          PERIOD           PERIOD
----------------------------------------------   ---------    -------    -----------    -------------    -------------
Reverse repurchase agreements with maturity
  dates of 11/01/96...........................    $ 56,462     5.23%       $56,462         $19,388           5.24%

     Average debt outstanding and average interest rate during the period is calculated based on calendar days.

NOTE 6--COMMITMENTS AND CONTINGENCIES

     In connection with its former fidelity bond and directors and officers errors and omissions liability insurance policy, the Trust, on behalf of each Fund, must maintain a "reserve premium" for five years representing approximately 100% of its allocated annual premium for each Fund. Such amounts are included in "Other assets" in each Fund's Statement of Assets and Liabilities.

NOTE 7--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended October 31, 1996, the Funds reclassified the following amounts:

                                                                                  ACCUMULATED
                                                                UNDISTRIBUTED         NET
                                                                NET INVESTMENT     REALIZED
                                                                (LOSS) INCOME     GAIN (LOSS)    PAID-IN CAPITAL
                                                                --------------    -----------    ---------------
Harbor International Growth Fund.............................           20              (16)              (4)
Harbor Growth Fund...........................................          653             (660)               7
Harbor Capital Appreciation Fund.............................         (287)             287          --
Harbor International Fund II.................................            5               (4)              (1)
Harbor International Fund....................................          557               30             (587)
Harbor Value Fund............................................       --               --              --
Harbor Bond Fund.............................................          338             (338)         --
Harbor Short Duration Fund...................................        1,344          (22,927)          21,583

     At October 31, 1996 Harbor Short Duration Fund had capital loss carryforwards of approximately $19,384, which may be available to offset future realized capital gains, if any; $5,488, $13,538 and $358 will expire on October 31, 2001, October 31, 2002 and October 31, 2004, respectively.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED
($ in Thousands)

NOTE 7--TAX INFORMATION--CONTINUED

     At October 31, 1996 Harbor Bond Fund had capital loss carryforwards of approximately $2,454, which may be available to offset future realized capital gains, if any; $2,281 and $173 will expire on October 31, 2002 and October 31, 2004, respectively.

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 1996 were as follows:

                                                                             GROSS UNREALIZED          NET UNREALIZED
                                                                       -----------------------------   APPRECIATION/
                    NAME OF FUND                     IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
---------------------------------------------------- ---------------   ------------   --------------   --------------
Harbor International Growth Fund....................   $   426,022      $    58,891     $   (5,847)      $   53,044
Harbor Growth Fund..................................        90,737           25,556         (4,158)          21,398
Harbor Capital Appreciation Fund....................     1,277,466          348,844        (42,979)         305,865
Harbor International Fund II........................        12,458              532           (323)             209
Harbor International Fund...........................     2,784,379        1,362,587       (120,594)       1,241,993
Harbor Value Fund...................................       102,503           11,279         (2,706)           8,573
Harbor Bond Fund....................................       319,739            5,591         (1,396)           4,195
Harbor Short Duration Fund..........................       255,279              966         (2,108)          (1,142)

HARBOR FUND
ADDITIONAL INFORMATION
($ in Thousands, except per share amounts)

ADDITIONAL FEDERAL TAX INFORMATION

     Harbor Value Fund designates 25% of its distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders. The Fund paid a long-term capital gain dividend of $706 or $.12 per share on December 26, 1995.

     The Form 1099 you receive in January, 1997 for each of the Funds will show the tax status of all distributions paid to your account in calendar year 1996.

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                      SHAREHOLDER SERVICING AGENT
Ronald C. Boller            Chairman, President and        Harbor Transfer, Inc.
                            Trustee                        P.O. Box 10048
Howard P. Colhoun           Trustee                        Toledo, Ohio 43699-0048
John P. Gould               Trustee                        1-800-422-1050
Rodger F. Smith             Trustee                        CUSTODIAN
Constance L. Souders        Secretary and Treasurer        State Street Bank and Trust
INVESTMENT ADVISER                                         Company
Harbor Capital Advisors,                                   P.O. Box 1713
  Inc.                                                     Boston, MA 02105
One SeaGate                                                INDEPENDENT ACCOUNTANTS
Toledo, OH 43666                                           Price Waterhouse LLP
DISTRIBUTOR AND                                            160 Federal Street
PRINCIPAL UNDERWRITER                                      Boston, MA 02110
HCA Securities, Inc.                                       LEGAL COUNSEL
One SeaGate                                                Hale and Dorr
Toledo, OH 43666                                           60 State Street
(419) 247-2477                                             Boston, MA 02109

                              [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050

222,500/12/96                                                     (RECYCLE LOGO)
                                                                  recycled paper

                                EXHIBIT INDEX



                                                                SEQUENTIALLY
 EXHIBIT                                                          NUMBERED
 NUMBER                         DESCRIPTION                         PAGE
---------                       -----------                     ------------
 EX-27.1                        Financial Data Schedule
 EX-27.2                        Financial Data Schedule
 EX-27.3                        Financial Data Schedule
 EX-27.4                        Financial Data Schedule
 EX-27.5                        Financial Data Schedule
 EX-27.6                        Financial Data Schedule
 EX-27.7                        Financial Data Schedule
 EX-27.8                        Financial Data Schedule
 EX-27.9                        Financial Data Schedule

